As filed with the Securities and Exchange Commission on or about December 15, 2020.

Registration Statement File No. 333-202684

Registration Statement File No. 811-08619

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 8

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 191

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number)

John E. Deitelbaum

Head of MMUS Law

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	on ___________ pursuant to paragraph (b) of Rule 485.
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in MassMutual Transitions SelectSM II, an Individual Flexible Premium Deferred Variable Annuity Contract

MassMutual Transitions SelectSM II Variable Annuity
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4
Contract Classes: B-Share, L-Share
This prospectus describes an individual flexible premium deferred variable annuity contract (Contract) offered by Massachusetts Mutual Life Insurance Company (“MassMutual,” “Company,” “we,” “us”). The Contract offers a choice of features and benefits. You, as the owner of the Contract (“you,” “Owner”), determine which ones may be appropriate for you, based on your financial circumstances and objectives. The fees and charges that you pay are based on the features and benefits that you select.
You may accumulate value on a tax-deferred basis under your Contract by allocating your money to a fixed account for dollar cost averaging (DCA Fixed Account) and/or one or more variable investment divisions (Sub-Accounts) of Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account). Each Sub-Account, in turn, invests in one of the investment entities (Funds) listed in Appendix A – “Funds Available Under the Contract”. The investment choices available to you are restricted if you are participating in a Guaranteed Minimum Accumulation Benefit (GMAB). See “Additional Benefits – Guaranteed Minimum Accumulation Benefit” for more information. You bear the entire investment risk for all amounts you allocate to a Sub-Account.
To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, [2021]. The SAI is incorporated by reference into this prospectus. The prospectus and SAI are parts of the registration statement that we filed with the Securities and Exchange Commission (SEC). The SEC maintains a website (http://www.sec.gov) that contains the registration statement, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The table of contents for the SAI is on page __ of this prospectus.
For a free copy of the SAI, or for general inquiries, call our Service Center at (866) 645-2362 or write to our Service Center using the following address: MassMutual, P.O. Box 758511, Topeka, Kansas 66675-8550. (Overnight Mail Address: MassMutual, Mail Zone 511, 5801 SW 6th Ave., Topeka, KS 66636-0001)
Beginning January 1, 2021, we will no longer send you paper copies of Fund shareholder reports (Reports) unless you specifically request paper copies from us. The Reports will be available online. We will notify you by mail each time the Reports are posted. The notice will provide the website link(s) to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call (866) 444-2450.Your election to receive the Reports in paper will apply to all Funds available with your Contract. If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, follow the instructions provided on the inside front cover of this prospectus.
The Contract:
•
is not a bank or credit union deposit or obligation.

•
is not FDIC or NCUA insured.

•
is not insured by any federal government agency.

•
is not guaranteed by any bank or credit union.

•
may go down in value.

•
provides guarantees that are subject to our financial strength and claims-paying ability.

IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific calculation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell the Contract to anyone to whom it is illegal to offer the Contract.
Please read this prospectus before investing. You should keep it for future reference. It contains important information about the MassMutual Transitions SelectSM II Variable Annuity.
Effective [May 1, 2021]

Glossary
Accumulation Phase. Begins on the date the Contract is issued and ends on the date the Owner applies the full Contract Value to an Annuity Option or upon Contract termination.
Accumulation Unit. A unit of measure used to determine your value in a Sub-Account during the Accumulation Phase.
Age. The attained age of any Owner or of any Annuitant, as applicable. Except when discussed in regards to specific tax provisions and for calculating Annuity Payments, Age refers to the Owner’s or Annuitant’s Age as of his or her last birthday. If the Contract is owned by a non-natural person, then Age shall mean attained age of the Annuitant as of his/her last birthday. For purposes of calculating Annuity Payments we calculate the Annuitant’s Age based on his/her birthday nearest the applicable Annuity Date. See “The Annuity Phase – Annuity Age.”
Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Annuity Phase – Period Certain Annuity Option.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.
Annuity Date. The date Annuity Payments begin. There may be more than one Annuity Date applicable to a Non-Qualified Contract if the Owner elects to apply only a portion of the Contract Value to an Annuity Option.
Annuity Options. Options available for Annuity Payments.
Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.
Annuity Phase. The period that begins on the Annuity Date and ends with the last Annuity Payment. There may be more than one Annuity Phase applicable to a Non-Qualified Contract if the Owner elects to apply only a portion of the Contract Value to an Annuity Option.
Beneficiary. The person(s) or entity(ies) that the Owner designates to receive the death benefit provided by the Contract.
Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.
Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.
Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each Purchase Payment withdrawn from the Contract. (In some states referred to as surrender charge.)
Contract. The MassMutual Transitions SelectSM II Variable Annuity; an individual flexible premium deferred variable annuity contract.
Contract Anniversary. An anniversary of the Issue Date of the Contract.
Contract Value. The sum of your values in the Sub-Accounts and DCA Fixed Account during the Accumulation Phase.
Contract Withdrawal Value. The Contract Value less any applicable Premium Taxes not previously deducted; less any applicable annual contract maintenance charge; less any applicable Guaranteed Minimum Accumulation Benefit charge; less any applicable CDSC; less any Purchase Payments credited to the Contract that have not yet cleared the bank.
Contract Year. The first Contract Year is the annual period which begins on the Issue Date and ends on the last calendar day before the first Contract Anniversary. Subsequent Contract Years begin on subsequent Contract Anniversaries.
DCA Fixed Account. The DCA Fixed Account, which is part of the General Account, is a fixed account from which assets are systematically transferred to any Sub-Accounts you select.

Fixed Annuity Payments. Annuity Payments made during the Annuity Phase which we guarantee as to the dollar amount of each Annuity Payment.
Fund(s). The investment entities into which the assets of the Separate Account will be invested.
General Account. The Company’s general investment account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.
Good Order. An instruction or transaction request that we receive at our Service Center generally is considered in “Good Order” if:
•
we receive it within the time limits, if any, prescribed in this prospectus for a particular request or transaction;

•
it includes all information necessary for us to execute the request or transaction; and

•
it is signed by you or persons authorized to provide instruction to engage in the request or transaction.

A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by our Service Center of the instructions related to the request or transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information generally includes to the extent applicable: the completed application or instruction form; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocation to and/or from the Sub-Accounts affected by the request or transaction; the signatures of all owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We will not accept instructions that require additional requirements or burdens not provided for within the Contract. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions you may contact our Service Center before submitting the form or request. See “Sending Requests in Good Order” for more information.
Guaranteed Minimum Accumulation Benefit (GMAB). Prior to June 12, 2017, the GMAB was an optional benefit available for an additional cost at the time you purchased your Contract. This feature guarantees a minimum amount for your Contract Value at the end of the benefit period. There are two options which feature different benefit periods (12-Year and 20-Year). See “Additional Benefits – Guaranteed Minimum Accumulation Benefit” for more information.
Issue Date. The date on which the Contract becomes effective. The Issue Date is included in the Contract.
Joint Owner. A person entitled to ownership rights under the Contract. See “Ownership – Owner.”
Non-Business Day. Any day when the NYSE is not open for trading. Unless specified otherwise, if the due date for any activity required by the Contract falls on any day that is not a Business Day, performance of such activity will be rendered on the first Business Day following such due date.
Non-Qualified Contract. Your Contract is referred to as a Non-Qualified Contract if you purchase the Contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit sharing plan.
Owner. The person(s) or entity entitled to ownership rights under the Contract. We allow multiple Owners, subject to certain restrictions (see “Ownership”). Where we describe multiple owners, we refer to them as Joint Owners.
Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Contract Value is withdrawn.
Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase which may be decreased by the assessment of any applicable Premium Tax. Purchase Payments may not be added after the Annuity Date to any portion of the Contract Value that has been applied to an Annuity Option.

Qualified Contract. Your Contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. For information on the types of qualified plans for which the Contract is available, see “Taxes – Qualified Contracts.”
Required Minimum Distribution (RMD). An RMD is a minimum amount the federal tax law requires be withdrawn from certain Qualified Contracts each year. RMDs are generally required to begin by April 1st of the year after attainment of age 72 (70½ if you were born before July 1, 1949), or for some qualified plans, the year of retirement, if later. See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.
Return of Purchase Payment Death Benefit. The death benefit provided under the Contract. See “Death Benefit – Death Benefit Amount During the Accumulation Phase – Return of Purchase Payment Death Benefit.”
Separate Account. The account that holds the assets underlying the Contract that are not allocated to the DCA Fixed Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.
Service Center. MassMutual, P.O. Box 758511, Topeka, Kansas 66675-8550.
Sub-Account(s). The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.
Written Notice. A written or electronic communication or instruction sent by the Company to the Owner. Any notice the Company sends to the Owner will be sent to the Owner’s last known address. The Owner must promptly provide the Company with notice of any Owner address change.
Written Request. A written communication or instruction sent by you to the Company. A Written Request must be in Good Order and must be received by the Company’s Service Center. The Company may consent to receiving requests electronically or by telephone at the Service Center.

Important Information You Should Consider About the MassMutual Transitions SelectSM II Variable Annuity Contract
An investment in the MassMutual Transitions SelectSM II Variable Annuity Contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.
Fees and Expenses		Location in Prospectus
Charge for Early Withdrawal (Contingent Deferred Sales Charge “CDSC”)
If you withdraw money from your B-Share Contract within seven years following your last Purchase Payment, you may be assessed a CDSC of up to 7% of the Purchase Payment withdrawn (less a 10% free withdrawal amount), declining to 0% over seven years.
For example, if you purchased the Contract and withdraw the $100,000 initial Purchase Payment during the first two years after your Purchase Payment, you could be assessed a charge of up to $6,300 on the Purchase Payment withdrawn.
Charges and Deductions –Contingent Deferred Sales Charge (CDSC)
Transaction Charges (charges for certain transactions)	Currently, we do not assess a charge to transfer Contract Value among the Sub-Accounts during the Accumulation Phase. However, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year.	Charges and Deductions – Transfer Fee

Fees and Expenses		Location in Prospectus
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you elected.	FEES and EXPENSES Periodic Contract Charges
Separate Account Annual Expenses	Min.	Max.
1. Base contract (varies by Share Class)	1.30%(1)	1.65%(1)
2. Investment options (Fund fees and expenses)	___%(2)	___%(2)
3. Optional benefits (if elected)	1.40%(3)	2.50%(3)
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add CDSCs that substantially increase costs.
Lowest Annual Cost Estimate:	Highest Annual Cost Estimate:
$______	$______
Assumes:	Assumes:

•
Investment of $100,000

•
5% annual appreciation

•
Least expensive combination of Contract Share Class and Fund fees and expenses

•
No optional benefits

•
No CDSC

•
No additional Purchase Payments, transfers, or withdrawals

•
Investment of $100,000

•
5% annual appreciation

•
Most expensive combination of Contract Share Class, optional benefits and Fund fees and expenses

•
No CDSC

•
No additional Purchase Payments, transfers, or withdrawals

(1)
The Base Contract Expense consists of the mortality and expense risk charge and administrative charge as a percentage of average account value in the Separate Account on an annualized basis.

(2)
As a percentage of Fund assets.

(3)
As a percentage of the GMAB Amount or GMAB Charge Base, depending upon the GMAB option selected.

Risks		Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks

Risks		Location in Prospectus
Not a Short-Term Investment
•
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•
CDSCs apply for up to seven years (for B-Share Contracts) or four years (for L-Share Contracts) following your last Purchase Payment.

•
CDSCs will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also means the Contract is more beneficial to investors with a long time horizon.

Principal Risks
Risks Associated with Investment Options
•
An investment in this Contract is subject to the risk of poor investment performance of the Funds you choose.

•
Each Fund has its own unique risks.

•
You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks
Insurance Company Risks	Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available at https://www.massmutual.com/ratings.	Principal Risks
Restrictions	Location in Prospectus
Investment Options
•
Currently, there is no charge when you transfer Contract Value among Sub-Accounts. However, MassMutual reserves the right to charge $20 per transfer in excess of 12 in a single calendar year.

•
MassMutual reserves the right to remove or substitute Funds as investment options that are available under the Contract.

•
We reserve the right to limit transfers if frequent or large transfers occur.

Principal Risks

Restrictions	Location in Prospectus
Optional Benefits
•
We no longer offer the GMAB, either the 12-Year Benefit or 20-Year Benefit, as an optional benefit.

•
If you purchased a GMAB, either the 12-Year Benefit or 20-Year Benefit, while the GMAB is in effect, you cannot participate in the Automatic Rebalancing Program, the Automatic Investment Plan (“AIP”), the Separate Account Dollar Cost Averaging Program, or the DCA Fixed Account.

•
If you purchased a GMAB, while the GMAB is in effect, you will be subject to allocation restrictions. This means you will be limited in your choice of Sub-Account investments and may be limited in how much you can invest in certain Sub-Accounts. This also means you will not be able to allocate Contract Value to all of the Sub-Accounts that are available to Owners who have not elected a GMAB. We impose allocation restrictions to reduce the risk of investment losses that may require us to use our General Account assets to honor the guarantee under the GMAB.

•
If you purchased a GMAB and elected the Custom Allocation Choice Select Program, while the GMAB is in effect, you agree to authorize us to automatically rebalance your Contract Value among the Sub-Accounts available under the Program on a periodic basis to continue to follow the Custom Allocation Choice Select Program investment parameters.

•
Withdrawals will negatively impact the GMAB Amount.

Guaranteed Minimum Accumulation Benefit (GMAB)
Taxes	Location in Prospectus
Tax Implications
•
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•
If you purchase the Contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax deferral.

•
Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

Taxes

Conflicts of Interest		Location in Prospectus
Investment Professional Compensation
Your registered representative may receive compensation for selling this Contract to you in the form of commissions. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges	Some investment professionals may have a financial incentive to offer you the Contract in place of the one you own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the Contract rather than continue to own your existing contract.	N/A

Overview of the Contract

What is this Contract, and what is it designed to do? The MassMutual Transitions SelectSM II Variable Annuity is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Sub-Accounts) of the Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) and the Fixed Account for Dollar Cost Averaging (DCA Fixed Account). The Contract can supplement your retirement income by providing a stream of income during the Annuity Phase. Before you begin income payments, the Contract also provides a death benefit for your designated beneficiaries. The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the investment divisions of the Separate Account.

How do I accumulate assets in the Contract and receive income from the Contract? The Contract has two phases 1) the Accumulation Phase and 2) the Annuity Phase.
Accumulation Phase
During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Contract and allocate the Purchase Payments:
◦
among the Sub-Accounts of the Separate Account, each of which invests a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns, and

◦
the DCA Fixed Account for a scheduled term of six or twelve months. Assets allocated to the DCA Fixed Account are credited with a fixed rate of interest and are systematically transferred to Sub-Accounts that you select.

A list of the Funds in which you may invest is provided at the back of this prospectus. See Appendix A: Funds Available Under the Contract.
Annuity Phase
During the Annuity Phase, you may receive annuity payments under the Contract by applying your Contract Value to a payment option.
◦
Depending on the payment option you select, payments may continue for the life of one or two annuitants or for a specified period between ten and thirty years. The payments will remain the same throughout the Annuity Phase, unless you elect either of the Joint or 2/3 Survivor annuity options, which reduce payments on the death of the first annuitant.

◦
Unless you purchased your Contract through a qualified retirement plan or individual retirement account (IRA), you may elect to apply part of your Contract Value to an Annuity Option, so that you are participating in both the Accumulation Phase and the Annuity Phase simultaneously.

When you elect to receive Annuity Payments, the Contract Value you apply to an Annuity Option will be converted into income payments and you may no longer be able to withdraw money at will from that portion of the Contract. If you apply your full Contract Value to an Annuity Option, the Accumulation Phase will end, and the death benefit will terminate.
You may elect to apply part of the Contract Value for your Non-Qualified Contract to an Annuity Option instead of your full Contract Value. If you elect to apply a portion of your Contract Value to an Annuity Option, the amount applied will be treated as a withdrawal for purposes of calculating the GMAB Amount and the death benefit. If you choose to apply part of your Contract Value to an Annuity Option, there may be adverse tax consequences.

What are the primary features and options that the MassMutual Transitions SelectSM II Variable Annuity offers?
•
Contract classes. This prospectus refers to the following share classes: B-share class and L-share class. Each share class is subject to different charges. The share class that you select will be identified in your Contract. The L-share class is no longer available to new sales, however, we continue to administer existing L-share class Contracts.

•
Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Contract Value by submitting our partial withdrawal form or full withdrawal form in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as e-mail, telephone or fax. Contact our Service Center for details.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Annuity Period will depend on the Annuity Option selected.
•
Tax treatment. You may transfer Contract Value among Sub-Accounts without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only when (1) you make a partial or full withdrawal; (2) you receive an Annuity Payment under the Contract; or (3) upon payment of the death benefit.

•
Death Benefit. Your Contract includes a death benefit that will pay your designated beneficiaries the greater of (1) the Contract Value when the claim for payment is approved; or (2) an amount based on your Purchase Payments adjusted for withdrawals.

•
Guaranteed Minimum Accumulation Benefit (GMAB). Prior to June 12, 2017, a choice of two GMAB features was available for an additional cost. Each GMAB feature guarantees a minimum amount of Contract Value at the end of the benefit period. The two GMAB features have different benefit periods: 12-Years and 20-Years. The GMAB features are no longer available for sale. For complete information on the GMAB features, including charges and limitations, see “Additional Benefits — Guaranteed Minimum Accumulation Benefit”.

•
Additional Benefits and Services. We make certain additional services available under the Contract at no additional charge:

The Separate Account Dollar Cost Averaging Program allows you to transfer a set amount from a Sub-account to any other Sub-account on a regular schedule. The Automatic Rebalancing Program automatically rebalances your Contract Value among your selected Sub-Accounts in order to restore your allocation to the original level. You may participate only in one Program at a time, and you may not participate in either Program if any Contract Value is allocated to the DCA Fixed Account. While we do not currently charge for participation in these Programs, we reserve the right to assess a charge in the future if a significant increase in transfer activity increases our costs to administer the Contract.
The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this Program proportionally from your Contract Value in your selected investment choices.
The Terminal Illness Withdrawal Benefit allows you to withdraw all or a portion of your Contract Value without incurring a Contingent Deferred Sales Charge (CDSC) if we receive a Written Request in Good Order that certain conditions are met.
The Nursing Home and Hospital Withdrawal Benefit allows you to withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order that you (or another annuitant, if the owner of the Contract is not a natural person) have been admitted to a licensed nursing care facility or an accredited hospital and certain other conditions are satisfied. See “Additional Benefits” for a full explanation of the required conditions.
The Terminal Illness Withdrawal Benefit and the Nursing Home and Hospital Withdrawal Benefit are not available in all states.

Additional Information about Fees
The following tables describe the fees and expenses you pay when buying, owning, and surrendering the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Annual Transaction Expenses	Current	Maximum
Contingent Deferred Sales Charge (CDSC)(1) (as a percentage of Purchase Payment withdrawn)
B-Share Contract CDSC Schedule Number of full Years from Application of each Purchase Payment	0	1	2	3	4	5	6	7 and later
CDSC	7%	7%	7%	6%	5%	4%	3%	0%
L-Share Contract CDSC Schedule Number of full Years from Application of each Purchase Payment	0	1	2	3	4 and later
CDSC	7%	7%	7%	6%	0%
Transfer Fee During the Accumulation Phase	$0	$20 per transfer for each additional transfer in excess of the 12 free transfers per calendar year

(1)
Subject to the CDSC schedule. See “Charges and Deductions – Contingent Deferred Sales Charge” for more information.

The next table describes fees and expenses you will pay each year during the time you own the Contract, not including underlying Fund fees and expenses.
Base Contract	Current	Maximum
Annual Contract Maintenance Charge	$40 per Contract Year(1)	$40 per Contract Year(1)
Base Contract Charge
(The Base Contract Charge consists of the mortality and expense risk charge and administrative charge as a percentage of average account value in the Separate Account on an annualized basis)
B-Share Contract	1.30%	1.30%
L-Share Contract	1.65%(2)	1.65%(2)

(1)
Currently, we waive this charge if, when we are to make the deduction, your Contract Value is $100,000 or more. We assess the charge on each Contract Anniversary and when you make a full withdrawal. For Contracts issued in New York, the charge is deducted on a pro-rated basis for full withdrawals.

(2)
After your seventh Contract Anniversary, the Base Contract Charge for the L-Share Contract will be reduced to 1.30%.

Optional Benefits	Current	Maximum
GMAB: 12-Year Benefit	1.40% of the GMAB Amount(3)	2.50% of the GMAB Amount(3)
GMAB: 20-Year Benefit	1.40% of the GMAB Charge Base(4)	2.50% of the GMAB Charge Base(4)

(3)
“GMAB Amount” refers to the minimum Contract Value guaranteed at the end of the benefit period. The GMAB Amount will be recalculated after a reset. See “GMAB Amount” and “The Reset Option.”

(4)
“GMAB Charge Base” refers to the total Purchase Payments made during the first Contract Year, adjusted by any withdrawals during the benefit period. See “GMAB Charge” under “20-Year Benefit.”

The GMAB was only available at the time you applied for the Contract. We discontinued making the GMAB available to new Contracts on June 12, 2017.

We may change the GMAB charge at any time while you own the Contract, subject to the maximum GMAB charge. We determine, at our sole discretion, whether a change in the current charges will occur. Generally, the current charge for each GMAB will change based on current economic conditions, including interest rates and equity market volatility. This pricing structure is intended to help us provide the guarantees under the additional features.
Total Annual Fund Operating Expenses
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.
Charge	Minimum	Maximum
Range of total annual fund operating expenses before any waivers or expense reimbursements.(1)	____%	____%

(1)
The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the Contract. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Contract, see “Distribution.”

Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, annual Contract expenses, charges for a GMAB, and Fund fees and expenses.
Examples Using Current and Maximum Expenses (20-Year GMAB Elected)
These examples assume that you:
•
withdraw all your Contract Value at the end of each year shown,

•
do not withdraw any of your Contract Value at the end of each year shown, or

•
decide to apply your entire Contract Value to an Annuity Option at the end of each year shown and no CDSC is applied. Note the Annuity Phase is not available until five years after the Contract Issue Date unless state law requires a shorter period.

The examples also assume:
•
that you purchase either a B-Share or L-Share Contract,

•
that the current and maximum charges shown in “Fees and Expenses” apply for the 20-Year GMAB,

•
that you invested $100,000 in the Contract for the time periods indicated,

•
that you allocated Contract Value to a Sub-Account that has a 5% return each year,

•
that you selected one of two Sub-Accounts – the one that invests in the Fund with the maximum total operating expenses or the one that invests in the Fund with the minimum total operating expenses,

•
that you made no transfers, and

•
that no Premium Taxes apply.

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.
B-Share
Years	Current Expenses								Maximum Expenses
	1		3		5		10		1		3		5		10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
Minimum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.

L-Share
Years	Current Expenses								Maximum Expenses
	1		3		5		10		1		3		5		10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
Minimum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.
Examples Using Current and Maximum Expenses (12-Year GMAB Elected)
These examples assume that you:
•
withdraw all your Contract Value at the end of each year shown,

•
do not withdraw any of your Contract Value at the end of each year shown, or

•
decide to apply your entire Contract Value to an Annuity Option at the end of each year shown and no CDSC is applied. Note the Annuity Phase is not available until five years after the Contract Issue Date unless state law requires a shorter period.

The examples also assume:
•
that you purchase either a B-Share or L-Share Contract,

•
that you elected the GMAB with the 12-Year Benefit and do not reset,

•
that the current and maximum charges shown in “Fees and Expenses” apply for the 12-Year GMAB,

•
that you invested $100,000 in the Contract for the time periods indicated,

•
that you allocated Contract Value to a Sub-Account that has a 5% return each year,

•
that you selected one of two Sub-Accounts – the one that invests in the Fund with the maximum total operating expenses or the one that invests in the Fund with the minimum total operating expenses,

•
that you made no transfers, and

•
that no Premium Taxes apply.

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

B-Share
Years	Current Expenses								Maximum Expenses
	1		3		5		10		1		3		5		10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
Minimum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.
L-Share
Years	Current Expenses								Maximum Expenses
	1		3		5		10		1		3		5		10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
Minimum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.

Examples Using Current and Maximum Expenses (No GMAB Elected)
These examples assume that you:
•
withdraw all your Contract Value at the end of each year shown,

•
do not withdraw any of your Contract Value at the end of each year shown, or

•
decide to apply your entire Contract Value to an Annuity Option at the end of each year shown and no CDSC is applied. Note the Annuity Phase is not available until five years after the Contract Issue Date unless state law requires a shorter period.

The examples also assume:
•
that you purchase either a B-Share or L-Share Contract,

•
that you did not elect a GMAB, which would include additional charges on your Contract,

•
that you invested $100,000 in the Contract for the time periods indicated,

•
that you allocated Contract Value to a Sub-Account that has a 5% return each year,

•
that you selected one of two Sub-Accounts – the one that invests in the Fund with the maximum total operating expenses or the one that invests in the Fund with the minimum total operating expenses,

•
that you made no transfers, and

•
that no Premium Taxes apply.

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.
B-Share
Years	Current Expenses								Maximum Expenses
	1		3		5		10		1		3		5		10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
Minimum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.

L-Share
Years	Current Expenses								Maximum Expenses
	1		3		5		10		1		3		5		10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Minimum total Fund operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
Minimum total Fund operating expenses		N/A		N/A	$	____	$	____		N/A		N/A	$	____	$	____
We estimate that the Annual Contract Maintenance Charge under the current expenses would be $40 or, as percentage, 0.04%. We estimate that the Annual Contract Maintenance Charge under the maximum expenses would be $40 or, as percentage, 0.04%.
The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is purely hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Principal Risks of Investing in the Contract
There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the Funds you select. Each Fund may have its own unique risks.
Variable annuities are not a short-term investment vehicle. The CDSC may apply for a number of years, so that the Contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% income tax penalty if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Contract. Additional information about these risks appear in “Important Information You Should Consider About the MassMutual Transitions SelectSM II Variable Annuity” page __, in “Withdrawals” page __ and “Taxes” page__.
General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices
The Company
MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
Financial Condition of the Company
We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from fixed account investment choices and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.
We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Contract Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.
The MassMutual financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Owners to read and understand our financial statements.

The Separate Account
We established Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) as a separate account under Massachusetts law on July 9, 1997. The Separate Account holds the assets that underlie the Contracts. We own the assets of the Separate Account.
•
We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts;

•
The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Contracts; and

•
The Company is obligated to pay all amounts promised to Owners under the Contract.

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to make certain changes to the structure and operation of the Separate Account, including, among other things:
•
eliminate, combine or add Sub-Accounts;

•
combine the Separate Account or any Sub-Account(s) with one or more different separate account(s) or Sub-Account(s);

•
close existing Sub-Accounts to allocations of new Purchase Payments and Contract Value by current or new Owners;

•
transfer assets of the Separate Account or any Sub-Account that we may determine to be associated with the class of contracts in which the Contract belongs to another separate account or Sub-Account;

•
operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law;

•
add or remove Funds or Fund classes in which the Sub-Accounts invest; and

•
substitute a new Fund for a Fund in which a Sub-Account currently invests (new or substitute Funds may have different fees and expenses).

We will not eliminate or combine existing Sub-Accounts, or substitute any Funds in which the Sub-Accounts invest without any necessary prior approval of the appropriate state or federal regulatory authorities, and we will notify you of any such changes. We also will notify you when we add or remove Funds as investment choices under the Contract.
The Funds
Information about each Fund, including its name, type or investment objective, investment adviser(s), expenses and performance is available in an appendix to this Prospectus. See “Appendix A – Funds available under the Contract”. There is no assurance that any of the Funds will achieve their stated objectives.
These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.
The prospectus for each Fund contains more detailed information about the Fund. You may obtain copies of the Fund prospectuses by contacting our Service Center. If you received a summary prospectus for a Fund, please follow the directions on the first page of the Summary Prospectus to obtain a copy of the full Fund Prospectus.
Conflicts of Interest
The Funds available with the Contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because many Funds have similar names, be sure to state or write the full name of the Sub-Account when providing your allocation instructions to ensure that your allocation instructions are in Good Order. You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose.
Selection of Funds
When we select the Funds offered through the Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see the section below entitled “Compensation We Receive from Funds, Advisers and Sub-Advisers.”) We review the Funds periodically and may remove a Fund, or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Advisers and Sub-Advisers
We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Contract, and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular Fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.
The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center at the number shown on page 1 of this prospectus.
Compensation We Receive from Funds
We and certain of our affiliates also receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund which are attributable to MassMutual’s variable contracts. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in the Contract.
Compensation and Fund Selection
The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the Funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors along with the Funds’ name recognition, asset class, the managers’ reputation, and fund performance. We offer certain Funds through the Contract at least in part because they are managed by us or an affiliate.
Voting Rights
We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with shareholder vote, we are required to obtain, from you and other Contract owners, instructions as to how to vote those shares.

When we receive those instructions, we will vote all the shares for which we do not receive voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of owners controlling the outcome of a vote. If we determine that we are no longer to vote shares in accordance with Contract owner instructions, we will vote the shares in our own right.
During the Accumulation Phase, we determine the number of shares you may vote by dividing your Contract Value in each Fund by $100, including fractional shares. You do not have any voting rights during the Annuity Phase.
We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a fund or to approve or disapprove an investment advisory contract for the fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the fund’s objectives and purpose. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Charges and Deductions
This section describes the charges and deductions we make under the Contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Contract.
Insurance Charges
Each Business Day we deduct our insurance charges from the assets of the Separate Account. We do this as part of our calculation of the value of the Accumulation Units and the Annuity Units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.
Mortality and Expense Risk Charge
The mortality and expense risk charge is for:
•
the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Annuity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Annuity Phase; and

•
the expense risk that the current charges will be insufficient to cover the actual cost of administering the Contract.

Mortality and Expense Risk Charge
	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
B-Share	Daily as a percentage of the daily value of the assets invested in each Sub-Account	1.15%	1.15%
L-Share	Daily as a percentage of the daily value of the assets invested in each Sub-Account	1.50%(1)	1.50%(1)

(1)
After your seventh Contract Anniversary, the mortality and expense risk charge will be reduced to 1.15%. Note your share class will not change nor will your CDSC schedule assigned to each Purchase Payment. The B-Share will retain the seven year CDSC schedule. The L-Share will retain the four year CDSC schedule.

For all Contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss.
Administrative Charge
This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted.

Administrative Charge
	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
B-Share	Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.15%	0.15%
L-Share	Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.15%	0.15%
Annual Contract Maintenance Charge
This charge reimburses us for the costs of maintaining the Contract. We will deduct the annual contract maintenance charge proportionately from the Sub-Account(s) you have selected.
Annual Contract Maintenance Charge
Contract Value at Time Charge is Deducted	When Charge is Deducted	Current	Maximum
Less than $100,000	On each Contract Anniversary and full withdrawal (For Contracts issued in New York, the charge is deducted on a pro-rated basis for full withdrawals).	$40	$40
$100,000 or more	Not applicable	$0	$0
For Contracts issued in New York, when you make a full withdrawal we will assess a pro-rated charge based on the ratio of (a) the total calendar days elapsed since the last Contract Anniversary and (b) the total calendar days in the Contract Year.
Transfer Fee
Although there is currently no charge to transfer Contract Value among the Sub-Accounts, the Company reserves the right to charge $20 per transfer in excess of 12 during a single Contract Year. The Company will exercise this right if a significant increase in transfer activity by Owners leads to an increase in costs to administer the Contract.
Transfer Fee
	When Charge is Deducted	Current	Maximum
During Accumulation Phase Only	Upon each transfer	$0	$20 per transfer for each additional transfer in excess of the 12 free transfers per calendar year
Contingent Deferred Sales Charge (CDSC)
We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the free withdrawal amount. We use this charge to cover certain expenses relating to the sale of the Contract. The charge is a percentage of the Purchase Payments you withdraw that exceed the free withdrawal amount.
If we assess a CDSC, we will deduct it from the amount you withdraw.
Each Purchase Payment has its own CDSC schedule. The amount of the charge depends on the length of time Annual Contract Maintenance Charge Contract Value at Time Charge is Deducted When Charge is Deducted Current Less than $100,000 On each Contract Anniversary or full withdrawal, and on a prorated basis in the event you annuitize your entire Contract Value on a date other than a Contract Anniversary (For Contracts issued in New York, the charge is deducted on a pro-rated basis for full withdrawals).
•
first from earnings (Contract Value less Purchase Payments not previously withdrawn);

•
then from Purchase Payments no longer subject to a CDSC according to the CDSC schedule for each share class;

•
then from the free withdrawal amount (taken from Purchase Payments not previously withdrawn from the order they were received with the oldest Purchase Payment first); and

•
then from Purchase Payments not previously withdrawn in the order they were received with the oldest Purchase Payment being first.

You elect a Contract share class (B-Share or L-Share) when we issue the Contract. You cannot select a different share class after your Contract is issued. Each Purchase Payment for a B-Share class and each Purchase Payment for an L-Share class will have the following CDSC schedule, respectively.
CDSC – B-Share
Number of full Years from Application of each Purchase Payment	CDSC (as a percentage of Purchase Payment withdrawn)
0	7%
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7 and later	0%
CDSC – L-Share
Number of full Years from Application of each Purchase Payment	CDSC (as a percentage of Purchase Payment withdrawn)
0	7%
1	7%
2	7%
3	6%
4 or later	0%
See “Appendix B – Contingent Deferred Sales Charge Example.”
In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances.
•
Upon payment of the death benefit.

•
On amounts withdrawn as RMDs to the extent they exceed the free withdrawal amount. In order to qualify for this exception, you must be participating in a systematic withdrawal program established for the payment of RMDs, under which the annual RMD is calculated by us, based solely on the fair market value of the Contract (RMD program).

If you choose to take withdrawals to satisfy your RMD for the Contract outside of our RMD program, or if you choose to take withdrawals from the Contract to satisfy your RMDs for other qualified assets, CDSC may apply.
•
Upon application of all or a portion of the Contract Value to any Annuity Option.

•
If you redeem excess contributions from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•
When the Contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the Contract received in the exchange. A reduced CDSC schedule may apply under the Contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the Contract. Exchange programs may not be available in all states. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•
If you are eligible for waiver of the CDSC due to your election of the Nursing Home and Hospital Withdrawal Benefit or the Terminal Illness Withdrawal Benefit described in “Additional Benefits.”

•
If you apply your entire Contract Value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates.

•
On distributions required to be made to a Beneficiary under IRC Section 72(s), to the extent that they exceed the free withdrawal amount. See “Ownership – Non-Qualified Beneficiary Annuity” for more information.

•
On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted Annuity Date for your Contract.

Free Withdrawal Amount
The free withdrawal amount is an amount you may withdraw that is not subject to the CDSC. For the first Contract Year, you may withdraw up to 10% of the initial Purchase Payment applied on the Issue Date, reduced by any free withdrawal amount(s) previously taken during that Contract Year. For each subsequent Contract Year, you may withdraw up to 10% of your total Purchase Payments still subject to a CDSC as of the previous Contract Anniversary, reduced by any free withdrawal amount(s) previously taken during such Contract Year. Any withdrawals taken during a previous Contract Year may result in an adjustment of the free withdrawal amount available. See “Appendix C – Free Withdrawal Amount Examples.” Any Purchase Payments you make after your Contract Anniversary in a Contract Year will not be included in the calculation of the free withdrawal amount for that Contract Year.
Any unused free withdrawal amount(s) during any particular Contract Year may not be carried over to any succeeding Contract Year.
Premium Taxes
Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and may make a deduction from your Contract Value for them, or we may adjust the annuity rates for Premium Tax assessed. Some of these taxes are due when your Contract is issued, others are due when Annuity Payments begin. Premium Taxes generally range from 0% to 3.5%, depending on the state.
Income Taxes
We will deduct from the Contract any income taxes which we incur because of the operation of the Separate Account. We will deduct any withholding taxes required by law.
Fund Expenses
The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment choice may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in the Contract. Please refer to the Fund prospectuses for more information regarding these expenses.
Guaranteed Minimum Accumulation Benefit (GMAB) Charge
If you elected a GMAB feature at the time you purchased your Contract, we deduct an additional charge from your Contract Value. The charge for a GMAB is in addition to other standard Contract fees and expenses you are assessed. The current charge for the 12-Year GMAB is 1.40% annually of the GMAB Amount and the current charge for the 20-Year GMAB is 1.40% annually of the GMAB Charge Base.
The maximum charge for the 12-Year GMAB is 2.50% of the GMAB Amount and the maximum charge for the 20-Year GMAB is 2.50% of the GMAB Charge Base. The “GMAB Amount” refers to the minimum Contract Value guaranteed at the end of the benefit period. The GMAB Amount will be recalculated after a reset. See “GMAB Amount” and “The Reset Option” in “Additional Benefits – Guaranteed Minimum Accumulation Benefit – 12-Year Benefit.” The “GMAB Charge Base” refers to the total Purchase Payments made during the first Contract Year, adjusted by any withdrawals during the benefit period. See “Additional Benefits – Guaranteed Minimum Accumulation Benefit – 20-Year Benefit – GMAB Charge.”
The GMAB charges shown are annualized. We may change the GMAB charge at any time while you own the Contract, including upon reset of the GMAB Amount for the 12-Year GMAB, subject to the maximum GMAB charge. We will notify you in advance by Written Notice if we change the GMAB charge.

Ownership
Owner
In this prospectus, “you” and “your” refer to the Owner of the Contract. The Owner is named at the time you apply for a Contract. The Owner can be an individual or non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). The Owner must be at least the age of majority in the state the Contract is issued, and may not be older than age 75 on the Issue Date. The maximum issue age for the Contract and certain of its additional features may be reduced in connection with the offer of the Contract through certain broker- dealers. You should discuss this with your registered representative. See “Additional Benefits – Guaranteed Minimum Accumulation Benefit” for age limits applicable to that feature.
If your Contract is non-qualified and owned by a non-natural person, the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase.
This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. Before purchasing a Contract to be owned by a non-natural person or before changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”
As the Owner of the Contract, you exercise all rights under the Contract. On or after the Annuity Date, you continue as the Owner. You may change the Owner of a Non-Qualified Contract, other than a Contract held as a Non-Qualified Beneficiary Annuity, at any time by Written Request. Except for Contracts issued in California or New York, you may not change the Owner(s) without our approval. We will refuse or accept any requested change on a non- discriminatory basis.
The change will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt and approval of the Written Request. A change of Owner that we allow will automatically revoke any prior designation of Owner. Changing the Owner may result in tax consequences. See “Taxes – Tax Treatment of Assignments” for more information.
Contracts under qualified plans generally must be held by the plan sponsor or plan trustee. Except for Keogh plans and Individual Retirement Annuities (IRAs), an individual cannot be the Owner of a Contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.
Joint Owner
The Contract can be owned by Joint Owners. However, the Contract cannot be jointly owned if it is a Qualified Contract, a Non-Qualified Beneficiary Annuity, an Owner is a non-natural person, or by more than two individuals. The Joint Owner must be at least the age of majority in the state the Contract is issued, and may not be older than age 75 on the Issue Date. See “Additional Benefits – Guaranteed Minimum Accumulation Benefit” for age limits applicable to that feature.
If the Contract is jointly owned, we will use the Age of the oldest Owner to determine all applicable benefits. If there are Joint Owners, we require authorization from both Owners for all transactions.
Annuitant
The Annuitant is the person(s) on whose life (or lives, in the case of joint Annuitants) we base Annuity Payments, with the exception of the non-lifetime contingent option. See “The Annuity Phase – Non-Lifetime Contingent Option – Period Certain Annuity Option.” You designate the Annuitant(s) at the time of application. A Contract may not have more than two Annuitants. There is no minimum age applicable to the Annuitant or joint Annuitant; however, any Annuitant must be at least 18 on the Annuity Date in order for you to elect a life contingent Annuity Option. Annuitants may not be older than age 75 on the Issue Date. See “Additional Benefits – Guaranteed Minimum Accumulation Benefit” for age limits applicable to that feature.
You may change the Annuitant(s) before the Annuity Date, subject to our approval. However, the Annuitant(s) may not be changed on a Contract owned by a non-natural person unless the Contract is owned by a qualified plan. The Annuitant cannot be changed if the Contract is a Non-Qualified Beneficiary Annuity or an individually owned Qualified Contract. We will use the Age of the oldest Annuitant to determine all applicable benefits under a Contract owned by a non-natural person.

When calculating Annuity Payments, we determine Age based on each Annuitant’s nearest birthday on the Annuity Date. See “The Annuity Phase – Annuity Age.”
The Annuitant may not be changed nor may an Annuitant be added after the Annuity Date on any portion of the Contract Value that has been applied to an Annuity Option. Any change of an Annuitant must be made by Written Request. An approved change will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt of the Written Request. A change of Annuitant that we allow will automatically revoke any prior designation of Annuitant.
Beneficiary
The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. If you name an irrevocable Beneficiary but choose to change the Beneficiary, you must get written authorization from the irrevocable Beneficiary on our form in Good Order to our Service Center.
If you are married and your Contract is issued under an ERISA plan, your ability to name a primary Beneficiary other than your spouse is restricted. If the Owner is a non-natural person, the Owner must be the sole primary Beneficiary unless we allow otherwise.
If there is a joint Annuitant on an individually owned Qualified Contract, the joint Annuitant must also be the sole primary Beneficiary.
Non-Qualified Beneficiary Annuity
A Non-Qualified Beneficiary Annuity, also referred to as a “non-qualified stretch” or an inherited non- qualified annuity, is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non-qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s). See “Taxes – Taxation of Non- Qualified Contracts – Distributions After Death of Owner” for more information.
If a Contract is purchased as a Non-Qualified Beneficiary Annuity, the death benefit provisions will be applied as if the Owner is deceased and the Beneficiary has elected death benefit payout Option 4. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Non-Qualified Beneficiary Annuity” for more information.
Eligibility Requirements/Restrictions for a Contract purchased as a Non-Qualified Beneficiary Annuity:
Note, these restrictions differ from those imposed on a Beneficiary who elects a Non-Qualified Beneficiary Annuity as a death benefit payout option under an existing Contract. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Non-Qualified Beneficiary Annuity.”
•
The annuity Contract will be titled in the Beneficiary’s name as Beneficiary of the deceased Owner, and cannot be transferred. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•
Distributions must begin within one year of the Owner’s death. Required distributions will be calculated based on the Beneficiary’s life expectancy as determined under the applicable Internal Revenue Service (IRS) table, and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value.

•
Distributions required under IRC Section 72(s) must be made at least annually through a systematic withdrawal program (SWP) that we administer. This SWP cannot be changed or terminated. Distributions made under the SWP will be treated as variable Annuity Payments for income tax purposes. In order to qualify as Annuity Payments for income tax purposes, payments under the SWP will continue to be made even if you take additional withdrawals from the Contract.

•
Any withdrawals from a contract issued as a Non-Qualified Beneficiary Annuity in excess of the required distributions made under our SWP program may be subject to a CDSC.

•
The source of the funds used to purchase the Contract must be a 1035 exchange of (i) death benefit proceeds payable to the Beneficiary under a non-qualified annuity contract, or (ii) a Non-Qualified Beneficiary Annuity contract under which the Beneficiary is currently taking required distributions based upon his or her life expectancy in accordance with IRC Section 72(s)(2).

•
Additional Purchase Payments cannot be applied to the Contract.

•
Joint ownership is not allowed.

•
Upon the death of the Annuitant, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined under the applicable IRS table.

•
A Contract may only be purchased as a Non-Qualified Beneficiary Annuity by the Beneficiary of the contract owner whose death triggered the required distribution requirements of IRC Section 72(s). A Contract may not be purchased by a successor beneficiary as a “second generation” Non-Qualified Beneficiary Annuity.

•
A Non-Qualified Beneficiary Annuity cannot be purchased by a Beneficiary that is a non-natural person.

You should consult a qualified tax adviser for advice prior to establishing a Non-Qualified Beneficiary Annuity.
Beneficiary IRA
Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “eligible designated beneficiary(ies)” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.
If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as eligible designated beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).
However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as eligible designated beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of eligible designated beneficiaries to elect the Beneficiary IRA payout option. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase” for more information.
Eligibility Requirements/Restrictions for a Contract purchased as a Beneficiary IRA:
Note, these restrictions differ from those imposed on a Beneficiary who elects a Beneficiary IRA as a death benefit payout option under an existing Contract. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Beneficiary IRA.”
•
The annuity Contract will be titled in the Beneficiary’s name as Beneficiary of the deceased owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•
For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original Owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value. If the original owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), after attaining age 70½, and was younger than the Beneficiary, the RMD amount will be calculated based on the original owner’s life expectancy in the year of his or her death.

•
If the original owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Contract may only be purchased as a Beneficiary IRA if the trust qualifies as a “see-through” trust. For see-through trusts, RMDs must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original Owner died after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•
RMDs must be made at least annually through a SWP that we administer. This SWP cannot be terminated.

•
Any withdrawals from a Contract issued as a Beneficiary IRA in excess of the RMD made under our SWP program may be subject to a CDSC.

•
The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•
Additional contributions cannot be applied to a Beneficiary IRA.

•
Joint ownership is not allowed.

•
Upon the death of the Annuitant, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•
A Contract may only be purchased as a Beneficiary IRA by the beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Contract may not be purchased as a “second generation” Beneficiary IRA by a successor beneficiary.

You should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.
Purchasing a Contract
To purchase a Contract, you must submit your initial Purchase Payment to your registered representative or to us at our Service Center. Once we receive your initial Purchase Payment and the necessary information at our Service Center, we will credit your initial Purchase Payment to your Contract within two Business Days. If you do not give us all of the information we need, we will notify you. When we receive all of the information we need, we will apply your initial Purchase Payment within two Business Days. If we do not have the necessary information to issue your Contract within five Business Days, then we will either return your Purchase Payment or ask your permission to retain your Purchase Payment until all the necessary information is received.
The date when we credit your initial Purchase Payment to your Contract is the Issue Date. We use the Issue Date to determine Contract Years and Contract Anniversaries.
Business Days
If we do not have the necessary information to issue your Contract within five Business Days, then we will either return your Purchase Payment or ask your permission to retain your Purchase Payment until all the necessary information is received.
Contract Delay
Our receipt of your initial Purchase Payment may be delayed because of circumstances outside of our control (for example, delays because of the failure of the selling broker-dealer or your registered representative to forward the Purchase Payment in Good Order to us promptly or because of delays in determining whether the Contract is suitable for you). Any such delays will affect when we can issue your Contract and when your initial Purchase Payment will be allocated among the investment choices under the Contract.
Purchase Payments
The minimum amount we accept for an initial Purchase Payment is:
•
$10,000 when the Contract is bought as a Non-Qualified Contract; or

•
$5,000 if you are buying the Contract as a Qualified Contract.

You can make additional Purchase Payments to your Contract throughout the Accumulation Phase, subject to the conditions noted below. You can make additional Purchase Payments by sending payments to one of our purchase payment processing service centers:
•
by check that clearly indicates your name and Contract number mailed to:

First Class Mail	Overnight Mail
MassMutual P.O. Box 758510 Topeka, KS 66675‑8550	MassMutual Mail Zone 511 5801 SW 6th Ave Topeka, KS 66636‑0001

•
by Wire Transfer to:

UMB Bank Kansas City, MO ABA #101000695 Massachusetts Mutual Life Insurance Company Account #9872009118 Reference: Annuity Contract #, Name (Your Name)
Additional Purchase Payments of less than $500 are subject to our approval. The maximum total Purchase Payments we will allow without home office approval is $1,500,000. In calculating the maximum, we will take into account the cumulative Purchase Payments on the Contract and multiple purchases of the Contract by the same Owner (whether as the sole Owner or Joint Owner), or with the same Annuitant (whether as the Annuitant or joint Annuitant).
If you add more money to your Contract by making additional Purchase Payments, we will credit these amounts to your Contract on the Business Day we receive them and all necessary information, in Good Order at one of our purchase payment processing service centers. If we receive your Purchase Payment on a Non-Business Day or after the Close of Business, we will credit the amount to your Contract effective the next Business Day.
We have the right to reject any application or Purchase Payment
We will exercise this right to respond to changes in any of the following: (1) market or economic conditions, (2) regulatory requirements, (3) current and future anticipated expenses, (4) unfavorable mortality experience, or (5) our financial condition. If we exercise this right, we will do so in the same manner for all Owners, and we will provide you with Written Notice of any change in procedures related to the refusal of Purchase Payments before such a change takes effect.
Automatic Investment Plan (AIP)
Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making Purchase Payments to your Contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP. If you participate in the AIP, the minimum additional Purchase Payment is $100. You may not elect the AIP if you have a GMAB, Separate Account Dollar Cost Averaging Program, or DCA Fixed Account in effect. Additionally, the AIP may not be available for Contracts held as a SEP IRA or SIMPLE IRA.
Allocation of Purchase Payments
When you purchase your Contract, we allocate your Purchase Payment among the investment choices according to the allocation instructions you provide. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us Written Request.
Any allocations to the Sub-Accounts that invest in the Funds that you have selected must be in whole percentages and must total 100%.
If you have selected a GMAB, there are allocation restrictions. See “Additional Benefits – Guaranteed Minimum Accumulation Benefit” for allocation restrictions applicable to that feature.
You may allocate Purchase Payments to the DCA Fixed Account, subject to conditions we may impose on such allocations. See “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices – DCA Fixed Account” for allocation restrictions applicable to that feature.
Contract Value
Your Contract Value is the sum of your values in the Sub-Accounts and the DCA Fixed Account.
The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Contract Value in the Separate Account, we use a unit of measure called an Accumulation Unit.
Any Contract Value allocated to the DCA Fixed Account will be credited with a fixed interest rate.

Accumulation Units
Every Business Day we determine the value of an Accumulation Unit for each of the Sub-Accounts. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as deductions for insurance and other charges. The value of an Accumulation Unit may go up or down from Business Day to Business Day.
When you make a Purchase Payment, we credit your Contract with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Purchase Payment allocated to a Sub-Account by the value of the Accumulation Unit for that Sub-Account. When you make a withdrawal, we deduct from your Contract Accumulation Units representing the withdrawal amount.
We calculate the value of an Accumulation Unit for each Sub-Account after the Close of Business each Business Day. Any change in the Accumulation Unit value will be reflected in your Contract Value.
Example:
On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Sub-Account. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the MML Managed Bond Sub-Account is $13.90. We then divide $5,000 by $13.90 and credit your Contract on Monday night with 359.71 Accumulation Units for the MML Managed Bond Sub-Account.
Right to Cancel Your Contract
You have a right to examine your Contract. If you change your mind about owning your Contract, you can cancel it within ten calendar days after receiving it. This time period may vary by state, but will never be less than ten calendar days. When you cancel the Contract within this time period, we will not assess a CDSC. Unless your state has other requirements, you will receive back your Contract Value plus any fees or charges previously deducted from your Purchase Payments as of the Business Day we receive your Written Request in Good Order at our Service Center, and your Contract will be terminated. If state law requires us to return the amount of your Purchase Payments, then we will return the greater of: (i) the full amount of any Purchase Payment(s) less any withdrawals, or (ii) your Contract Value plus any fees or charges previously deducted from your Purchase Payments. If you purchase the Contract as an IRA, we will return the greater of your Purchase Payments less any withdrawals, or the Contract Value plus any fees or charges previously deducted from your Purchase Payments.
Sending Requests in Good Order
From time to time you may want to submit a request for transfer among investment choices, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in “Good Order.” To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.
In addition to Written Request’s, we may allow requests to our Service Center:
•
by fax at (785) 286-6106,

•
by e-mail at MassMutual.services@se2.com,

•
by telephone at (866) 645-2362, or

•
by internet at www.MassMutual.com.

Fax, telephone, e-mail, or internet transactions may not always be available. Fax, telephone, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone, or the internet.
Transfers Among the Sub-Accounts
General Overview
We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus. We will exercise this right to respond to changes in any of the following: (1) market or economic conditions, (2) regulatory requirements, (3) current and future anticipated expenses, (4) unfavorable mortality experience, or (5) our financial condition. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of any change in procedures related to the transfer and transfer program provisions.

Generally, you can transfer all or part of your Contract Value among investment choices. However, there are restrictions that are detailed later in this section. You can make transfers by Written Request, e-mail, telephone, fax, or other authorized means.
You must clearly indicate the amount and investment choices from and to which you wish to transfer.
Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a Non-Business Day or after Close of Business, your transfer request will be effective on the next Business Day.
Transfers During the Accumulation Phase
You may transfer all or part of your Contract Value allocated to a Sub-Account. You can make a transfer to or from any Sub-Account. See “Additional Benefits – Guaranteed Minimum Accumulation Benefit” for transfer restrictions applicable to that feature. During the Accumulation Phase, we do not assess a transfer fee. However, we reserve the right to only allow 12 free transfers per calendar year and to charge $20 for each additional transfer in excess of 12. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program, Separate Account Dollar Cost Averaging Program, or DCA Fixed Account.
Currently, we do not restrict the amount you can transfer during the Accumulation Phase. However, we reserve the right to impose a minimum transfer amount of $1,000. Currently, we do not require that a minimum balance remain in a Sub-Account after a transfer. However, we reserve the right to require that $1,000 remain in the Sub-Account after a transfer unless you transfer your entire Contract Value in the Sub-Account. We will exercise these rights should we see a significant increase in transfer activity by Owners that leads to an increase in cost to administer the Contract. If we exercise these rights, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to assess a fee, impose a minimum transfer amount, or impose a minimum value that must remain in a Sub-Account after a transfer.
Transfer Programs
For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.
Overview
We currently offer the following transfer programs: Separate Account Dollar Cost Averaging Program and Automatic Rebalancing Program.
These programs are only available during the Accumulation Phase of your Contract. You may participate only in one of these programs at any one time.
You may not elect the AIP if you have a Separate Account Dollar Cost Averaging Program in effect. You may not participate in these programs if you have a current election in the DCA Fixed Account. You may not participate in these programs while a GMAB is in effect.
We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future. We will exercise this right should we see a significant increase in transfer activity by Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to assess a fee.
Separate Account Dollar Cost Averaging Program
This program allows you to systematically transfer a set amount from a Sub-Account to any of the other Sub-Account(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.
Your Separate Account Dollar Cost Averaging Program will terminate:
•
if you withdraw the total Contract Value;

•
upon payment of the death benefit;

•
if the last transfer you selected has been made;

•
if there is insufficient Contract Value in the selected Sub-Account to make the transfer; or

•
if we receive from you a Written Request or a request over the telephone to terminate the program at our Service Center prior to the next transfer date.

Automatic Rebalancing Program
Over time, the performance of each Sub-Account may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your Contract Value allocated to the Sub-Accounts in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program.
This program will terminate:
•
if you withdraw the total Contract Value;

•
upon payment of the death benefit;

•
if we receive any unscheduled transfer request; or

•
if we receive from you a Written Request or request over the telephone to terminate the program at our Service Center prior to the next transfer date.

The DCA Fixed Account
We offer one fixed account as an investment choice under the Contract: a fixed account for dollar cost averaging (the DCA Fixed Account). Purchase Payments allocated to the DCA Fixed Account become part of our General Account which supports insurance and annuity obligations. The DCA Fixed Account is not available for Contracts issued in New York.
If you are participating in the DCA Fixed Account, the following other features are not available to you: the Automatic Rebalancing Program, the Separate Account Dollar Cost Averaging Program, Automatic Investment Plan, and the GMAB.
Description
The DCA Fixed Account is a fixed account from which assets are systematically transferred to any Sub-Account(s) you select. During the Accumulation Phase, you may choose to have your Purchase Payments allocated to the DCA Fixed Account for the period of the DCA Fixed Account term (the DCA Term). Your election must be in writing.
DCA Term
The scheduled term for the DCA Fixed Account will be for either six or twelve months beginning with the receipt of a new Purchase Payment. You may elect only one DCA Term at any time.
To the extent permitted by law, we reserve the right to change the duration of the DCA Term offered in the future. We reserve the right to reject Purchase Payments into the DCA Fixed Account and discontinue offering the DCA Fixed Account. We will exercise these rights to respond to changes in any of the following: (1) market or economic conditions, (2) regulatory requirements, (3) current and future anticipated expenses, (4) unfavorable mortality experience, or (5) our financial condition. If we exercise these rights, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of any change in procedures related to the duration of the DCA Term, our refusal of Purchase Payments into the DCA Fixed Account or a decision to discontinue offering the DCA Fixed Account.
If you make a partial withdrawal during a DCA Term, such withdrawal will be made from the Sub-Accounts and the DCA Fixed Account in the ratio that your value in each Sub-Account and the DCA Fixed Account bears to your Contract Value, unless you direct us otherwise. Partial withdrawals from the DCA Fixed Account are calculated on a first-in, first-out basis, which means the oldest Purchase Payments are withdrawn first. A partial withdrawal during a DCA Term will reduce the amount available for dollar cost averaging by the amount of the withdrawal taken from the DCA Fixed Account.
Your DCA Term will terminate:
•
if you withdraw the total Contract Value;

•
upon payment of the death benefit;

•
on your Annuity Date if you elect to make an allocation to the DCA Fixed Account, but your Annuity Date will occur prior to the end of that scheduled DCA Term;

•
if you apply your entire Contract Value to an Annuity Option; or

•
if we receive from you a Written Request or request over the telephone to terminate the program at our Service Center prior to the next transfer date.

How to Participate in the DCA Fixed Account
You can elect the DCA Fixed Account at the time your Contract is issued or at a later date by submitting a Written Request and applying a Purchase Payment of at least $5,000 to a DCA Term. There is no charge for participating in dollar cost averaging from the DCA Fixed Account. You cannot transfer current Contract Value into the DCA Fixed Account.
You may apply additional Purchase Payments to the current DCA term; however, those additional Purchase Payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.
DCA Transfers
Scheduled DCA Fixed Account transfers cannot be changed and no transfers may be made from the DCA Fixed Account before the expiration of the DCA Term. DCA Fixed Account transfer payments will be made on the scheduled transfer payment dates. If a scheduled transfer payment date is not a Business Day, the transfer will be made on the next Business Day. However, the Sub-Accounts to which the DCA Fixed Account transfers are made can be changed.
DCA Interest Rate
We periodically set the interest rate we credit to the DCA Fixed Account for a new DCA Term; however, the interest rate in effect on the date your DCA Term begins is the interest rate we will credit for your entire DCA Term. The interest rate we credit will not be less than the minimum rate allowed by the state in which we issue your Contract. Contact our Service Center for the current interest rate.
Suspension or Deferral of Payments
We reserve the right to suspend or postpone payments for a withdrawal or transfer from the DCA Fixed Account for a period of up to six months, subject to state insurance department approval, if applicable.
Transfers During the Annuity Phase
Transfers are not allowed during the Annuity Phase.
Limits on Frequent Trading and Market Timing Activity
The Contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:
•
by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•
by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Owners and Beneficiaries under the Contract, including long-term Owners who do not engage in these activities.
Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Contract Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Contract.
We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures.
However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Sub-Accounts, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.
If we, or any investment adviser to any of the Funds available with the Contract, determine that an Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Owner to submit transfer requests by regular mail only. We will not accept other Owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.
The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading or market timing policies established by the Fund.
Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all contracts owned by an Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.
We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.
Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:
•
not accept transfer instructions from an Owner or other person authorized to conduct a transfer;

•
limit the number of transfer requests that can be made during a Contract Year; and

•
require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.
We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Owners.

The Annuity Phase
Overview
If you want to receive regular income from your Annuity, you can elect to apply your Contract Value so that you can receive fixed Annuity Payments under one of the Annuity Options described in this section. If you have reached your Annuity Date and you have not chosen an Annuity Option, we will assume that you elected a “Single Life Annuity with Period Certain” with fixed payments and 10 years of payments guaranteed. If the Contract has joint Annuitants, we will assume you elected the “Joint and Survivor Life Annuity” with fixed payments and 10 years of payments guaranteed. If your Contract is a Qualified Contract, additional requirements may apply. We may base Annuity Payments on the Age and sex of the Annuitant under all options except the non-lifetime contingent Annuity Option. We consider a non-lifetime contingent Annuity Option to be an Annuity Option which provides an Annuity Payment for a fixed period of time only. See “The Annuity Phase - Period Certain Annuity Option.” We may require proof of Age and sex before Annuity Payments begin. You generally may not take withdrawals after the Annuity Phase begins.
If the Contract Value to be applied is less than $10,000 on the Annuity Date, we will pay you a lump sum rather than a series of Annuity Payments. If any Annuity Payment is less than $100, we will change the payment basis to equivalent less frequent payments. For Contracts issued in New York, the minimum amount that may be applied to an Annuity Option is $5,000 and the minimum Annuity Payment is $20.
Applying Part of Your Contract Value to an Annuity Option
You may elect to apply part of the Contract Value from your Non-Qualified Contract to an Annuity Option instead of your full Contract Value. We will treat the amount applied as a withdrawal of Contract Value that may qualify for favorable tax treatment under federal law. See “Taxes - Partial Annuitization of Non-Qualified Contracts.” You must specify the portion of your Contract Value to be applied to an Annuity Option, and if it is not the full Contract Value, the amount must be at least $10,000. The number of partial annuitizations allowed is one per Contract Year.
We consider the application of a portion of your Contract Value to an annuity option as a withdrawal for purposes of calculating the GMAB Amount and the death benefit. If you choose to apply part of your Contract Value to an Annuity Option, there may be adverse tax consequences. For additional information, see “Taxes - Partial Annuitization of Non-Qualified Contracts.” Before you apply part of your Contract Value to an Annuity Option, you should consult a qualified tax professional and discuss the tax implications associated with such a transaction. We do not provide tax advice or recommendations.
Annuity Payment Start Date
You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Annuity Date. According to your Contract, your Annuity Date cannot be earlier than five years after you buy the Contract (unless state law requires a shorter waiting period).
When you purchase the Contract, your Annuity Date is the latest permitted Annuity Date. After you purchase your Contract you can request an earlier Annuity Date by Written Request. If you have elected an Annuity Date earlier than your latest permitted Annuity Date, you can request that we delay your Annuity Date by Written Request or by telephone any time before the Annuity Date.
Latest Permitted Annuity Date
Unless the laws or regulations of the state in which your Contract was issued requires an earlier date, Annuity Payments must begin by the later of:
•
the tenth Contract Anniversary; or

•
the 90th birthday of the oldest Annuitant or the oldest Owner (whichever is sooner).

Annuity Payments
On the Annuity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected. Your Annuity Payments will be fixed, meaning that the payments will not vary unless you elect either of the Joint and 2/3 Survivor Annuity Options that reduce payments upon the death of the first Annuitant. The amount of your Annuity Payments will depend upon the following:

•
the value of your Contract on the Annuity Date;

•
the Annuity Option you elect;

•
the Age and sex of the Annuitant or joint Annuitants, if applicable;

•
the minimum guaranteed payout rates associated with your Contract; and

•
the deduction of Premium Taxes, if applicable.

Generally, the more frequent or longer Annuity Payments will be paid, the lower will be the amount of your Annuity Payments.
See “Fixed Annuity Payout Rates” section in the SAI for more information.
Annuity Age
When calculating Annuity Payments, we determine Age based on each Annuitant’s nearest birthday on the Annuity Date. For example, we consider age 80 to be the period of time between age 79 years, 6 months, and 1 day and age 80 years and 6 months.
Annuity Options
The available fixed Annuity Options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After Annuity Payments begin, you cannot change the Annuity Option, the frequency of Annuity Payments, or make withdrawals. For all lifetime contingent Annuity Options, the Annuitant must be at least age 18 as of the Annuity Date.
RMDs for Qualified Contracts
In order to avoid adverse tax consequences, you should begin to take distributions from your Contract no later than the beginning date required by the IRC. These distributions can be withdrawals or Annuity Payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an Annuity Option that complies with the RMD rules of IRC Section 401(a)(9). If your Contract is an individual retirement annuity, the required beginning date is no later than April 1 of the calendar year: (1) after you reach age 72, if you were born after June 30, 1949 or (2) after you reach age 70½, if you were born before July 1, 1949. For qualified plans, if you are still working for the sponsor when you reach the specified RMD age, you may defer RMDs until the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.
Contingent Deferred Sales Charge (CDSC)
We will not deduct a CDSC to the extent you apply all or a portion of your Contract Value to any Annuity Option. In addition, we will not deduct a CDSC for any Annuity Payments that commence on the latest permitted Annuity Date for your Contract.
Limitations on Payment Options
If you purchased the Contract as a Qualified Contract, the RMD rules that apply to annuitized Contracts during your lifetime may impose restrictions on the types of payment options that you may elect. In addition, in order to ensure that the Contract will comply with the RMD requirements that apply upon your death, you may not elect a joint and survivor annuity option with a non-spouse Joint Annuitant who is more than 10 years younger than you. Furthermore, if your Contract is issued under an ERISA plan, and you are married when your Contract enters the Annuity Phase, your ability to elect certain Annuity Options may be limited and/or require spousal consent.
For qualified contracts, if, upon the death of the owner (annuitant if the contract is held as a Custodial IRA), there are annuity payment remaining, we may shorten the remaining payment period in order to ensure that payments do not continue beyond the 10 year post-death distribution period provided under IRC section 401(a)(9), or beyond the beneficiary’s life or life expectancy for certain classes of beneficiaries, such as a spouse or an individual who is not more than 10 years younger than the decedent. In such a case, the adjusted payment stream will be calculated by first calculating the commuted value of the remaining payments, and then calculating an actuarially equivalent payment stream over the revised period, using the same rate used in the commutation calculation.

Single Lifetime Contingent Options (fixed annuity payments only)
	Single Life Annuity	Single Life Annuity with Cash Refund	Single Life Annuity with Period Certain
Number of Annuitants:	One	One	One
Length of Payment Period:	For as long as the Annuitant lives.	For as long as the Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as the Annuitant lives, whichever is longer.
Annuity Payments After Death of the Annuitant:	None. All payments end upon the Annuitant’s death.	If the total of all Annuity Payments made is less than the amount applied to the Annuity Option, the Beneficiary will receive the difference in a lump sum. If the total of all Annuity Payments made is equal to or greater than the amount applied to the Annuity Option, no additional payment will be made.
When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary may elect to continue receiving remaining guaranteed payments or the Beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.
We compute the commuted value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Joint Lifetime Contingent Options (fixed annuity payments only)
	Joint and Survivor Annuity	Joint and Survivor Annuity with Period Certain	Joint and 2/3 Survivor Life Annuity	Joint and 2/3 Survivor Life Annuity with Period Certain
Number of Annuitants:	Two	Two	Two	Two
Length of Payment Period:	For as long as either Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as either Annuitant lives, whichever is longer.	For as long as either Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as either Annuitant lives, whichever is longer.
Annuity Payments After Death of the Annuitant:	100% of the payment will continue to the surviving Annuitant. No payments will continue after the death of both Annuitants.
100% of the payment will continue to the surviving Annuitant.
When both Annuitants have died, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.
We compute the commuted value of the remaining guaranteed Annuity Payments at an interest rate determined by us.
Two-thirds of the payment will continue to the surviving Annuitant. No payments will continue after the death of both Annuitants.
If there are remaining guaranteed payments, 100% of the payment will continue to the surviving Annuitant until the end of the guarantee period. When the end of the guarantee period has been reached, two-thirds of the payment will continue to the surviving Annuitant.
When both Annuitants have died, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.
We compute the commuted value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Non-Lifetime Contingent Option (fixed annuity payments only)
Period Certain Annuity Option(1)
Number of Annuitants:	One or two
Length of Payment Period:	For a specified period no less than 10 years and no greater than 30 years.
Annuity Payments after Death of the Annuitant:	When the last Annuitant dies, if there are remaining guaranteed payments, the Beneficiary may elect to continue receiving remaining guaranteed payments or the Beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.

(1)
We consider this Annuity Option to be a non-lifetime contingent Annuity Option.

Benefits Available Under the Contract

The following benefits are available during the Accumulation Phase:
Benefit	Purpose	Benefit Is Standard or Optional	Fee	Restrictions/Limitations
Death Benefit	Upon your death, we will pay your designated beneficiaries the greater of (1) the Contract Value when the claim for payment is approved; or (2) an amount based on your Purchase Payments adjusted for withdrawals.	Standard	None	Withdrawals reduce the death benefit amount in direct proportion to the Contract Value reduction. This benefit terminates upon full surrender or annuitization of the Contract Value.
Automatic Rebalancing Program	Automatically rebalances the Sub-Accounts you select to maintain your original percentage allocation of Contract Value	Optional	None	Cannot use with the DCA Fixed Account or Separate Account Dollar Cost Averaging Program
DCA Fixed Account	Automatically transfers a specific amount of Contract Value from the DCA Fixed Account to the Sub-Accounts you have selected, at set intervals over a period of either six or twelve months	Optional	None
•
Cannot use with the Automatic Rebalancing Program, Separate Account Dollar Cost Averaging Program or AIP

•
Must apply a Purchase Payment of at least $5,000 to a DCA Term.

•
You cannot transfer current Contract Value into the DCA Fixed Account.

•
No transfers may be made from the DCA Fixed Account.

Separate Account Dollar Cost Averaging Program	Automatically transfers a specific amount of Contract Value from a single Sub-Account to other Sub-Accounts you have selected, at set intervals	Optional	None	Cannot use with the Automatic Rebalancing Program, DCA Fixed Account or AIP
Systematic Withdrawal Program	Automatically withdraws a specific amount of Contract Value proportionally from all Sub-Accounts you have selected	Optional	None	In order to participate in this program: 1) there must be at least $5,000 in Contract Value 2) minimum withdrawal amount must be $100
Terminal Illness Withdrawal Benefit	Allows withdrawal of some or all Contract Value without incurring CDSC if diagnosed with a terminal illness or terminal condition	Optional	None
•
You cannot be diagnosed with the terminal illness or the terminal condition or both as of the Issue Date

•
Each withdrawal request must be made one year or more after the Issue Date

•
We require proof that you are terminally ill, including, but not limited to, certification by a state licensed medical practitioner

•
Not available in Connecticut

Benefit	Purpose	Benefit Is Standard or Optional	Fee	Restrictions/Limitations
Nursing Home and Hospital Withdrawal Benefit	Allows withdrawal of some or all Contract Value if admitted to a licensed nursing care facility or accredited hospital	Optional	None
•
Confinement must begin after the Issue Date

•
Each withdrawal request must be made one year or more after the Issue Date

•
Each withdrawal request must be made within 120 calendar days after services provided

•
Confinement must be for at least 90 consecutive calendar days

•
Confinement must be prescribed by state licensed medical practitioner

•
Each withdrawal request must be accompanied by proof the above conditions are met

•
Not available in California and Connecticut

•
Cannot use with Systematic Withdrawal Program

GMAB: 12-Year Benefit GMAB: 20-Year Benefit	May provide protection in the event of lower Contract Value resulting from investment performance of the Contract. If you participate in a GMAB, we guarantee that at the end of your benefit period your Contract Value will equal no less than a specified amount, the GMAB Amount.	Optional
Current Fee for the 12-Year GMAB:
1.40% of the GMAB Amount
Maximum Fee for the 12-Year GMAB:
2.50% of the GMAB Amount
Current Fee for the 20-Year GMAB:
1.40% of the GMAB Charge Base
Maximum Fee for the 20-Year GMAB:
2.50% of the GMAB Charge Base
_________________
GMAB Amount refers to the minimum Contract Value guaranteed at the end of the benefit period. The GMAB Amount will be recalculated after a reset.
The GMAB Charge Base is total Purchase Payments made during the first Contract Year, adjusted by withdrawals during the benefit period.

•
We no longer offer the GMAB, either the 12-Year Benefit or 20-Year Benefit, as an optional benefit.

•
While the GMAB is in effect, you cannot participate in the Automatic Rebalancing Program, the AIP, the Separate Account Dollar Cost Averaging Program, or the DCA Fixed Account.

•
While the GMAB is in effect, you will be subject to allocation restrictions. You will be limited in your choice of Sub-Account investments and may be limited in how much you can invest in certain Sub-Accounts. You will not be able to allocate Contract Value to all of the Sub-Accounts that are available to Owners who have not elected a GMAB.

•
If you elected the Custom Allocation Choice Select Program, while the GMAB is in effect, you authorize us to automatically rebalance your Contract Value among the Sub-Accounts available under the Program on a periodic basis to continue to follow the Custom Allocation Choice Select Program investment parameters.

•
Withdrawals will negatively impact the GMAB Amount.

•
Any Purchase Payment made after the first Contract Year or after a reset will not increase your GMAB Value.

Death Benefit
Death of Owner During the Accumulation Phase
If you, or any Joint Owner, die during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary. If any Owner dies, we will treat the surviving Owner as the primary Beneficiary and treat any other Beneficiary designation, on record at the time of death, as a contingent Beneficiary.
The Beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary Beneficiary is your spouse and your Contract is a Non-Qualified Contract or is held as a traditional IRA (including SEP and SIMPLE IRAs) or Roth IRA, he or she may elect to become the Owner of the Contract by continuing the Contract at the death benefit amount payable. Generally, if the Contract is continued then:
•
the initial Contract Value will equal the death benefit amount;

•
all applicable Contract features and benefits will be in the surviving spouse’s name; and

•
the surviving spouse will exercise all of the Owner’s rights under the Contract.

Restrictions are as follows:
•
if, at the time the Owner purchased the Contract, the surviving spouse was over the maximum contract issue age, then the Contract cannot be continued;

•
if, at the time the Owner purchased the Contract, the surviving spouse was over the maximum allowable age for electing the GMAB, then the GMAB will be terminated.

If the sole primary Beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue the Contract as described herein. However, a domestic partner or civil union partner cannot elect to continue the Contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the Contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the Contract will become subject to income tax at the time the election to continue the Contract is made.
The right to continue the Contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the Contract is in effect.
See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.
Death Benefit Amount During the Accumulation Phase
Return of Purchase Payment Death Benefit
The death benefit during the Accumulation Phase will be the greater of 1 and 2 below.
(1)
The total Purchase Payments, reduced by an adjustment for each withdrawal. The adjustment is equal to A divided by B, with the result multiplied by C, where:

A = the Contract Value withdrawn, including any applicable CDSC;
B = the Contract Value immediately prior to the withdrawal; and
C = the total Purchase Payments adjusted for any prior withdrawals.
(2)
The Contract Value.

A withdrawal will reduce the death benefit amount in direct proportion to the Contract Value reduction. For example, if you take a 20% withdrawal from your Contract Value, the death benefit will be reduced by 20%. Since withdrawals result in a pro-rata adjustment to the death benefit amount, the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals. See “Appendix D – Return of Purchase Payment Death Benefit Examples.”
The death benefit that is payable during the Accumulation Phase is determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method at our Service Center. Where there is more than one Beneficiary, we will determine the death benefit as of the Business Day the first Beneficiary submits due proof of death and election of payment method. If the death benefit payable is greater than the Contract Value, we will apply an amount equal to the difference between the death benefit and Contract Value to each Sub-Account and/or

DCA Fixed Account in the ratio that your value in each Sub-Account and/or the DCA Fixed Account bears to your Contract Value. Each Beneficiary’s portion of the death benefit will be applied to their chosen death benefit payout option on the Business Day we receive their election of the payment method in Good Order and will be paid from the current allocation on a pro rata basis. The balance of the death benefit will remain in the Sub-Accounts and/or DCA Fixed Account based on the current allocation until each of the other Beneficiaries submits a Written Request to claim his/her death benefit. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. This risk is borne by the Beneficiary(ies).
We consider the application of a portion of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the death benefit amount.
Death Benefit Payment Options During the Accumulation Phase
The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with RMD rules.
For Non-Qualified Contracts, each Beneficiary must elect the death benefit to be paid under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:
•
Option 1 – Lump sum payment of the death benefit.

•
Option 2 – Payment of the entire death benefit within five years of the date of any Owner’s death. This option may not be available if there are multiple Beneficiaries.

•
Option 3 – Payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must begin within one year of the date of any Owner’s death. This option is not available for a Beneficiary that is a non-natural person.

•
Option 4 – Payment of the death benefit from a deferred annuity contract over the life expectancy of the Beneficiary through a series of non-annuitized withdrawals made at least annually. Distribution must begin within one year of the date of any Owner’s death. Additional withdrawals, including full withdrawals, are available. This option is not available for a Beneficiary that is a non-natural person, and may not be available if there are multiple Beneficiaries. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Non-Qualified Beneficiary Annuity” for rules and restrictions.

For Qualified Contracts, each Beneficiary must elect the death benefit to be paid under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:
•
Option 1 – Lump sum payment of the death benefit.

•
Option 2 – Payment of the entire death benefit by the end of the calendar year that contains the tenth anniversary of your death. This option may not be available if there are multiple Beneficiaries.

•
Option 3 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must generally begin by the end of the calendar year following the year of your death. Additional deferral may be available for a spouse Beneficiary.

•
Option 4 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit from a deferred annuity Contract over the life expectancy of the Beneficiary through a series of non-annuitized withdrawals made at least annually. Distribution must generally begin by the end of the calendar year following the year of your death. Additional deferral may be available for a spouse Beneficiary. Additional withdrawals, including full withdrawals, are available. This option may not be available if there are multiple Beneficiaries. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Beneficiary IRA” for rules and restrictions.

If the sole primary Beneficiary is a spouse, continuation of the Contract in his or her own name is described previously in this section under “Death Benefit – Death of Owner During the Accumulation Phase.”
Any portion of the death benefit not applied to Option 3 or Option 4 within the time period specified must be distributed within five years of the date of the Owner’s death under Option 1 or Option 2. For Qualified Contracts, distribution under Option 1 or Option 2 must occur by the end of the calendar year that contains the tenth anniversary of your death.
You may restrict a Beneficiary’s right to elect a death benefit payout option. If you do so, such rights or options will not be available to the Beneficiary.
We may also consent to other death benefit payout options in addition to those described in this section as long as they comply with IRC Section 72(s) or Section 401(a)(9), as applicable.

Lump Sum Payments
If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive proof of death and election of the payment method in Good Order at our Service Center, unless we are required to suspend or delay payment.
Non-Qualified Beneficiary Annuity
A Non-Qualified Beneficiary Annuity, also referred to as a “non-qualified stretch” or “inherited non-qualified annuity,” is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non-qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s). See “Taxes – Taxation of Non-Qualified Contracts – Distributions After Death of Owner” for more information.
If a Beneficiary(ies) elects payment under Option 4 as a Non-Qualified Beneficiary Annuity after the death of the Owner, the following rules apply (Note, these restrictions differ from those imposed when a Contract is purchased as a Non-Qualified Beneficiary Annuity. See “Ownership – Non-Qualified Beneficiary Annuity.”):
•
The annuity Contract will be titled in the Beneficiary’s name as Beneficiary of the deceased Owner, and cannot be transferred. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•
Distributions must begin within one year of the Owner’s death. Required distributions will be calculated based on the Beneficiary’s life expectancy as determined under the applicable IRS table, and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value.

•
Distributions required under IRC Section 72(s) must be made at least annually through a SWP that we administer. This SWP cannot be changed or terminated. Distributions made under the SWP will be treated as variable Annuity Payments for income tax purposes. In order to qualify as Annuity Payments for income tax purposes, payments under the SWP will continue to be made even if you take additional withdrawals from the Contract.

•
Withdrawals will not be subject to a CDSC.

•
The Beneficiary’s initial Contract Value will be equal to the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected.

•
Additional Purchase Payments cannot be applied to the Contract.

•
Joint ownership is not allowed.

•
Upon the death of the Annuitant, any remaining Contract Value will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined under the applicable IRS table.

•
If there is a GMAB on the Contract, it will be terminated.

•
This option is not available for a Beneficiary who is a non-natural person.

•
A Non-Qualified Beneficiary Annuity may only be established by the Beneficiary of the Contract Owner whose death triggered the required distribution requirements of IRC Section 72(s). A Non-Qualified Beneficiary Annuity may not be established as a “second generation” Non-Qualified Beneficiary Annuity by a successor Beneficiary.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Non-Qualified Beneficiary Annuity.
Beneficiary IRA
Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “eligible designated beneficiary(ies)” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.
If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as eligible designated beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as eligible designated beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of eligible designated beneficiaries to elect the Beneficiary IRA payout option.
See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.
Eligibility Requirements/Restrictions:
If a Beneficiary(ies) elects payment under Option 4 as a Beneficiary IRA after the death of the Owner, the following rules apply (Note, these restrictions differ from those imposed when a Contract is purchased as a Beneficiary IRA. See “Ownership – Beneficiary IRA.”):
•
The annuity Contract will be titled in the Beneficiary’s name as Beneficiary for the deceased Owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•
For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the Owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original Owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value. If the original Owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount may be calculated based on the original Owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If, however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

•
If the original owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, RMDs must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original Owner died after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•
RMDs must be made at least annually through a SWP that we administer. This SWP cannot be terminated.

•
Withdrawals will not be subject to a CDSC.

•
The Beneficiary’s initial Contract Value will be equal to the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected.

•
Additional contributions cannot be applied to the Contract.

•
Upon the death of the Annuitant, any remaining Contract Value will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•
If there is a GMAB on the Contract, it will be terminated.

•
A Beneficiary IRA may only be established by the Beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor Beneficiary.

•
Joint ownership of a Beneficiary IRA is not allowed.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.
Death of Owner During the Annuity Phase
Upon any Owner’s death during the Annuity Phase, if the Annuitant is still alive, the surviving Owner will retain the ownership of the Contract. If there is no surviving Owner, the Beneficiary will become the Owner. Any remaining Annuity Payments under the Annuity Option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the Joint Annuitant is still living.
Death of Annuitant
If an Annuitant, who is not the Owner or Joint Owner, dies during the Accumulation Phase, you can name a new Annuitant subject to our approval. If there is no surviving Annuitant and you do not name an Annuitant within 30 calendar days after we receive notification of the death of the Annuitant, the oldest Owner will become the Annuitant. If the Owner is a non-natural person and an Annuitant dies, you may not name a newAnnuitant. In this case we will treat the death of the Annuitant as the death of the Owner and pay the death benefit as described in “Death Benefit – Death of Owner During the Accumulation Phase.”
Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the Beneficiary. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the Joint Annuitant is still living. We will treat a surviving Owner as the primary Beneficiary and treat any other Beneficiary designation on record at the time of death as a contingent Beneficiary.
Death Benefit and Partial Annuitizations
If you apply a portion of your non-qualified Contract Value to an Annuity Option, the death benefit for that portion will be determined in accordance with “Death Benefit – Death of Owner During the Annuity Phase” and “Death Benefit – Death of Annuitant.” The death benefit for the portion of the Contract Value remaining in the Accumulation Phase will be determined in accordance with “Death Benefit – Death of Owner During the Accumulation Phase” and “Death Benefit – Death of Annuitant.”
Due Proof of Death
For purposes of determining due proof of death, we require:
•
a certified death certificate; or

•
a certified decree of a court of competent jurisdiction as to the finding of death; or

•
any other proof satisfactory to us.

Additional Benefits
Terminal Illness Withdrawal Benefit
With this benefit, you may withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have met the following conditions:
•
For purposes of this benefit, you (or an Annuitant, if the Owner is a non-natural person) were not diagnosed with a terminal illness or a terminal condition resulting from bodily injury or disease or both as of the Issue Date.

•
Each withdrawal request is made on or after the “Eligibility Date for Waiver of Contingent Deferred Sales Charge,” which is one year after the Issue Date.

•
We will require proof that you (or an Annuitant, if the Owner is a non-natural person) are terminally ill, as described in Item 1 above, and not expected to live more than 12 months. This proof will include, but is not limited to, certification by a state licensed medical practitioner performing within the scope of his/her license. The state licensed medical practitioner must not be you or your parent, sibling, spouse or child (or an Annuitant or an Annuitant’s parent, sibling, spouse or child if the Owner is a non-natural person).

If we determine that your Written Request for a withdrawal free of CDSC does not meet the qualifying conditions, we will provide a Written Notice of such determination. We will not proceed with your Written Request for a withdrawal until we receive notification from you that you accept or reject the withdrawal including the CDSC assessed. If you do not accept the withdrawal including the CDSC, the withdrawal request will not be processed. If you do accept the withdrawal including the CDSC, we will process it on the Business Day you notify us of your acceptance.
There is no charge for the Terminal Illness Withdrawal Benefit. The Terminal Illness Withdrawal Benefit is not available in Connecticut. Please contact your registered representative or call the Service Center for more information.
Nursing Home and Hospital Withdrawal Benefit
With this benefit, you may withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have been admitted to a licensed nursing care facility or accredited hospital or its successor, subject to the following requirements:
•
For purposes of this benefit, you (or the Annuitant, if the Owner is a non-natural person) are not confined in a licensed nursing care facility or accredited hospital or its successor on the Issue Date.

•
Each withdrawal request is made on or after the “Eligibility Date for Waiver of Contingent Deferred Sales Charge,” which is one year after the Issue Date.

•
Each withdrawal request is made within 120 calendar days after services were provided to you (or the Annuitant, if the Owner is a non-natural person). You must have been confined at a licensed nursing care facility and/or accredited hospital or its successor for a consecutive period of at least 90 consecutive calendar days.

•
The confinement must be prescribed by a state licensed medical practitioner performing within the scope of his/her license.

•
Each withdrawal is accompanied by proof satisfactory to us that you (or the Annuitant, if the Owner is a non-natural person) meet the qualifying conditions above.

You may not participate in the Systematic Withdrawal Program if we are currently waiving the CDSC in accordance with this benefit.
A licensed nursing care facility is an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care, or custodial nursing care. An accredited hospital is a hospital licensed, or recognized as a general hospital, by the state in which it is located or by the Joint Commission on the Accreditation of Hospitals, or its successors.
If we determine that your Written Request for a withdrawal free of CDSC does not meet the qualifying conditions, we will provide a Written Notice of such determination. We will not proceed with your Written Request for a withdrawal until we receive notification from you that you accept or reject the withdrawal including the CDSC assessed. If you do not accept the withdrawal including the CDSC, the withdrawal request will not be processed. If you do accept the withdrawal including the CDSC, we will process it on the Business Day you notify us of your acceptance.
There is no charge for the Nursing Home and Hospital Withdrawal Benefit. The Nursing Home and Hospital Withdrawal Benefit is not available in California and Connecticut. Please contact your registered representative or call the Service Center for more information.
Guaranteed Minimum Accumulation Benefit (GMAB)
The GMAB is no longer available for sale. Prior to June 12, 2017, a choice of two GMAB features was available at the time you purchased your Contract.
What is the GMAB?
The GMAB may provide protection in the event of a lower Contract Value that may result from the investment performance of the Contract. If you are participating in a GMAB, we guarantee that at the end of your benefit period your Contract Value will equal no less than a specified amount called the “GMAB Amount.”
While your GMAB is in effect, you cannot participate in the Automatic Rebalancing Program, the Automatic Investment Plan, the Separate Account Dollar Cost Averaging Program, or the DCA Fixed Account.
The two GMABs provided the following different benefit periods:

•
12-Year Benefit; and

•
20-Year Benefit.

Other significant differences between the two GMABs are shown in the table below.
GMAB	12-Year Benefit	20-Year Benefit
Maximum Election Age	75	65
Benefit Period	12 years	20 years
GMAB Amount(1)	100% of Purchase Payments made during the first Contract Year, adjusted for any withdrawals	165% of Purchase Payments made during the first Contract Year, adjusted for any withdrawals
Ability to reset GMAB Amount	Yes	No
Cost (annualized)(2)
Current Charge	1.40% of the GMAB Amount(1)	1.40% of the GMAB Charge Base(2)
Maximum Charge	2.50% of the GMAB Amount(1)	2.50% of the GMAB Charge Base(2)

(1)
“GMAB Amount” refers to the minimum Contract Value guaranteed at the end of the benefit period. The GMAB Amount will be recalculated after a reset. See “GMAB Amount” and “The Reset Option.”

(2)
“GMAB Charge Base” refers to the total Purchase Payments made during the first Contract Year, adjusted by any withdrawals during the benefit period. See “GMAB Charge” under “20-Year Benefit.”

Allocation Restrictions
Your Purchase Payments and entire Contract Value must be allocated only to one or more Sub-Accounts approved by us during the time the GMAB is in effect. See the table of allocation restrictions below.
If you request a change in your allocations or a transfer of Contract Value to any Sub-Account not approved by us, you will be required to terminate the GMAB by Written Request before the allocation change or transfer can be processed.
While your GMAB is in effect, your allocations are restricted to either Custom Allocation Choice Select or one of the MML Asset Allocation Sub-Accounts listed below.
Custom Allocation Choice Select		Any one of the following:
Range	Sub-Accounts	MML Asset Allocation Sub-Accounts
40% to 60%	MML Managed Bond	MML American Funds Core Allocation MML Balanced Allocation MML Conservative Allocation MML Moderate Allocation
20% to 25% (total)	MML Equity MML Equity Income
20% to 25% (total)	MML American Funds Growth MML Growth & Income
0% to 10% (total)	MML Mid Cap Growth MML Mid Cap Value
0% to 10% (total)	Invesco Oppenheimer V.I. Global MML American Funds International MML Global
You can make transfers by moving your full Contract Value from one MML Asset Allocation Sub-Account to another MML Asset Allocation Sub-Account or to the Custom Allocation Choice Select program. In addition, you can make transfers by moving your full Contract Value from the Custom Allocation Choice Select program to one of the MML Asset Allocation Sub-Accounts. You cannot make a partial transfer between the Custom Allocation Choice Select program and any of the MML Asset Allocation Sub-Accounts. However, you can reallocate your Contract Value amongst the Custom Allocation Choice Select Sub-Accounts so long as the Contract Value remains within the ranges listed in the table above at the time of the transfer.
We may make a change to the available Sub-Accounts due to a fund reorganization, fund substitution, or to help protect our ability to provide the guarantees under a GMAB. If such a change is required, we will provide you with Written Notice prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your GMAB. If you do not reallocate your Contract Value, your GMAB will terminate as of the effective date of such change.

The allocation restrictions will no longer apply to your Contract upon termination or suspension of the GMAB or the end of your benefit period. Your Contract Value will remain as allocated until you provide new allocation instructions.
Conflicts of Interest
You should be aware that we are subject to a conflict of interest insofar as, by requiring you to allocate your Purchase Payments and Contract Value to one or more Sub-Accounts approved by us, we are attempting to reduce the risk to us that we will have to pay a GMAB Credit, if any, from our General Account assets. The Sub-Accounts approved by us reduce the risk that we will have to pay a GMAB Credit, if any, from our General Account by reducing the risk of loss to your Contract Value. See “How Do We Calculate the GMAB Credit?” below.
Custom Allocation Choice Select
You may only elect Custom Allocation Choice Select if you are participating in a GMAB. If you elect Custom Allocation Choice Select, you must allocate your Contract Value within the Custom Allocation Choice Select parameters. The parameters are the minimum and maximum that may be allocated to each asset category offered through Custom Allocation Choice Select. Periodically, we will rebalance your Contract Value so that it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semiannually during each calendar year. If you do not make an election, rebalancing will occur quarterly. Participation in Custom Allocation Choice Select does not assure a profit and does not protect you against loss in a declining market.
We will terminate your participation in Custom Allocation Choice Select:
•
If you terminate your GMAB;

•
if you transfer your full Contract Value to one of the MML Asset Allocation Sub-Accounts;

•
if you apply your full Contract Value to an Annuity Option;

•
if you withdraw the total Contract Value; or

•
upon payment of the death benefit.

If you terminate your GMAB, your Contract Value will no longer be rebalanced and will remain as allocated at the time your GMAB is terminated until you provide new allocation instructions.
Important GMAB Considerations
With respect to each GMAB, you should understand:
•
The GMAB does not in any way guarantee the performance of any of the Sub-Accounts available under the Contract.

•
The restrictions in the amount and type of Sub-Accounts available to you under the GMAB are intended to help us manage the risk that we will be required to provide a GMAB Credit to you.

•
Any IRC minimum distribution requirements may negatively impact the GMAB Amount. Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract.

•
Withdrawals will negatively impact the GMAB Amount. Since withdrawals result in a pro-rata adjustment to the GMAB Amount, the GMAB Amount may be reduced by more than the actual dollar amount of the withdrawals. See “Appendix E - Guaranteed Minimum Accumulation Benefit (12-Year Benefit) Examples - Example 3.”

•
Any Purchase Payments made after the first Contract Year or after reset will increase your Contract Value, but will not increase your GMAB Amount. Additional Purchase Payments after the first Contract Year or after reset may affect the GMAB Credit (positively or negatively). The GMAB Credit is determined by comparing the GMAB Amount to your Contract Value (or a percentage of your Contract Value) at the end of the benefit period. See “12- Year Benefit- How Do We Calculate the GMAB Credit?” or “20-Year Benefit - How Do We Calculate the GMAB Credit?” See also “Appendix E - Guaranteed Minimum Accumulation Benefit (12-Year Benefit) Examples - Example 4.”

•
All withdrawals will reduce your GMAB Amount regardless of the timing and impact of any prior Purchase Payments.

•
The GMAB is a long-term benefit and you may only benefit from this feature if you continue the GMAB for the full benefit period. Carefully consider the share class of the Contract you elect, your investment time horizon, and the benefits of the GMAB option selected.

Canceling the GMAB
You may cancel the GMAB at any time. You should be aware that if you cancel the GMAB you will not receive a benefit under the GMAB and any additional charges previously deducted from your Contract Value will not be returned. The cancellation will be effective on the Business Day we receive our cancellation form in Good Order at our Service Center. Once the GMAB is terminated, it cannot be reinstated.

GMAB Termination
The GMAB will terminate under any of the following conditions:
•
if we receive our cancellation form in Good Order at our Service Center;

•
if you elect to have all of your Contract Value applied to an Annuity Option;

•
in most states, if you change the ownership of the Contract, except:

◦
changes to a spouse, domestic partner or civil union partner who was not over the maximum allowable age for electing the GMAB on the Issue Date,

◦
changes in ownership to or from certain trusts;

•
if a death benefit becomes payable in accordance with the provisions of the Contract, including a Contract continued after your death by a non-spouse Beneficiary or a Contract continued by a spouse, domestic partner or civil union partner who had reached the maximum allowable age for electing the GMAB on the Issue Date;

•
if the Contract terminates according to the terms of the Contract, except if your Contract Value declines to zero due to investment performance and/or the deduction of charges; or

•
when the benefit period ends.

12-Year Benefit
If you elected the GMAB with a 12-year benefit period, the benefit period will initially end upon your 12th Contract Anniversary. This GMAB offers a reset option, subject to the restrictions described below.
Election
The GMAB was only available at the time you applied for a Contract. The GMAB with a 12-year benefit period was not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) was over the age of 75.
GMAB Amount
While the GMAB is in force, it provides for a minimum Contract Value at the end of the benefit period (GMAB Amount). If you have not elected to reset the GMAB Amount, it is equal to the total Purchase Payments received prior to the first Contract Anniversary reduced by adjustments for any withdrawals. If you elect to reset the GMAB Amount, the GMAB Amount will equal the Contract Value as of the reset date reduced by adjustments for any subsequent withdrawals. See “GMAB Amount Adjustment for Withdrawals” below for a description of how we adjust the GMAB Amount for withdrawals.
GMAB Amount Adjustment for Withdrawals
On the Business Day a withdrawal is effective, we will adjust your GMAB Amount. The adjustment for withdrawals is calculated as follows:
(1)
The withdrawal amount, including any applicable CDSC; divided by

(2)
Your Contract Value immediately prior to the withdrawal; with the result multiplied by

(3)
Your GMAB Amount immediately prior to the withdrawal.

Withdrawals will reduce your GMAB Amount in direct proportion to the Contract Value reduction. For example if you take a 20% withdrawal from your Contract Value, your GMAB Amount will be reduced by 20%.
We consider the application of a portion of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the GMAB Amount.
Benefit Period
The GMAB Amount is not available until the end of the benefit period. The benefit period ends on the Contract Anniversary twelve years after the later of the Issue Date or the most recent reset date. However if your Contract Anniversary falls on a non-Business Day, the benefit period will end on the next Business Day.
The Reset Option
Beginning on your second Contract Anniversary, and each subsequent Contract Anniversary while the GMAB is in effect, you may elect to reset your GMAB Amount which will start your twelve year benefit period over again. For example, if you reset as of your second Contract Anniversary, your 12-year benefit period will end on your 14th Contract Anniversary.

If you want to reset your GMAB Amount on your upcoming Contract Anniversary, you must submit a Written Request in Good Order to our Service Center within the period beginning 30 calendar days prior to your Contract Anniversary and ending at the Close of Business on the Business Day immediately preceding your Contract Anniversary.
We will determine if a reset is applicable by comparing your Contract Value to your GMAB Amount. If your Contract Value is less than or equal to the GMAB Amount, the reset will not take place and the existing GMAB Amount and benefit period will remain in place. If your Contract Value is greater than the GMAB Amount, we will reset the GMAB Amount to equal the Contract Value, as detailed below.
•
If your Contract Anniversary falls on a Business Day, we will use your Contract Value as of the Close of Business on that day to compare to your GMAB Amount and, if applicable, will reset the GMAB Amount on your Contract Anniversary.

•
If your Contract Anniversary falls on a non-Business Day, we will use your Contract Value as of the Business Day immediately preceding your Contract Anniversary to compare to your GMAB Amount and, if applicable, will reset the GMAB Amount on the Business Day immediately preceding your Contract Anniversary.

You cannot elect a reset that would extend your benefit period beyond your Annuity Date. The reset election is not available if the oldest Owner (or Annuitant if the Owner is a non-natural person) is age 79 or older. Purchase payments made after a reset will not change the GMAB Amount.
What Happens at the End of the Benefit Period?
At the end of the benefit period, we determine whether a credit is due (GMAB Credit). If a GMAB Credit is due, we credit your Contract Value at the end of the benefit period. The GMAB Credit will be applied proportionally to the Sub-Accounts you are invested in when we apply the GMAB Credit. Electing a GMAB does not guarantee that a GMAB Credit will be paid.
At the end of the benefit period, your election of the GMAB terminates with no benefits or charges accruing thereafter. For additional information see “Appendix E – Guaranteed Minimum Accumulation Benefit (12-Year Benefit) Examples – Example 4.”
How Do We Calculate the GMAB Credit?
The amount of your GMAB Credit, if any, depends on the timing of your Purchase Payments as detailed below.
(1)
If you have not made any Purchase Payments after the first Contract Year and there has not been a reset, or you have not made any Purchase Payments after your most recent reset, then your GMAB Credit equals the result of A minus B:

(a)
Your GMAB Amount at the end of the benefit period; and

(b)
Your Contract Value at the end of the benefit period.

If B is greater than A, you will not receive a GMAB Credit.
(2)
If any Purchase Payments were made after the first Contract Year and there has not been a reset, then your GMAB Credit equals the result of A minus B:

(a)
Your GMAB Amount at the end of the benefit period; and

(b)
Your Contract Value at the end of the benefit period multiplied by the following percentage:

(i)
Purchase Payments made during the first Contract Year; divided by

(ii)
Total Purchase Payments.

If B is greater than A, you will not receive a GMAB Credit.
(3)
If any Purchase Payments were made after the most recent reset, then your GMAB Credit equals the result of A minus B:

(a)
Your GMAB Amount at the end of the benefit period; and

(b)
Your Contract Value at the end of the benefit period multiplied by the following percentage:

(i)
Your Contract Value as of the most recent reset; divided by

(ii)
Your Contract Value as of the most recent reset plus any Purchase Payments made after the most recent reset.

If B is greater than A, you will not receive a GMAB Credit.
See “Appendix E – Guaranteed Minimum Accumulation Benefit (12-Year Benefit) Examples – Example 4.”

GMAB Charge
While the GMAB remains in effect, the GMAB charge will be deducted from the Contract Value quarterly in arrears. The first charge will be deducted three months after the rider effective date. The charge will be deducted from the Sub-Accounts in the ratio that your value in each Sub-Account bears to your Contract Value. The current GMAB charge is equal to a percentage of the GMAB Amount, as of the date the charge is deducted.
If the GMAB is terminated for any reason, a pro-rated charge will be deducted at the time of termination, based on the ratio of (a) total calendar days elapsed in that quarter, and (b) total calendar days in that quarter. The GMAB charge will be discontinued upon termination of the GMAB.
We may change the GMAB charge at any time while you own the Contract, including upon reset of the GMAB Amount, subject to the maximum GMAB charge. We will notify you in advance by Written Notice if we change the GMAB charge.
See “Fees and Expenses” for the current and maximum GMAB charges.
20-Year Benefit
If you elected the GMAB with a 20-year benefit period, the benefit period will end upon your 20th Contract Anniversary. This option does not offer a reset option.
Election
The GMAB was only available at the time you applied for a Contract. The GMAB with a 20-year benefit period was not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) was older than age 65.
GMAB Amount
While the GMAB is in force, it provides for a minimum Contract Value at the end of the benefit period (GMAB Amount). It is equal to 165% of the total Purchase Payments received prior to the first Contract Anniversary, reduced by adjustments for any withdrawals. See “GMAB Amount Adjustment for Withdrawals” below for a description of how we adjust the GMAB Amount for withdrawals.
GMAB Amount Adjustment for Withdrawals
On the Business Day a withdrawal is effective, we will adjust your GMAB Amount. The adjustment for withdrawals is calculated as follows:
(1)
The withdrawal amount, including any applicable CDSC; divided by

(2)
Your Contract Value immediately prior to the withdrawal; with the result multiplied by

(3)
Your GMAB Amount immediately prior to the withdrawal.

Withdrawals will reduce your GMAB Amount in direct proportion to the Contract Value reduction. For example if you take a 20% withdrawal from your Contract Value, your GMAB Amount will be reduced by 20%.
We consider the application of a portion of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the GMAB Amount.
Benefit Period
The GMAB Amount is not available until the end of the benefit period. The benefit period ends on the Contract Anniversary twenty years after the Issue Date. However if your Contract Anniversary falls on a non-Business Day, the benefit period will end on the next Business Day.
What Happens at the End of the Benefit Period?
At the end of the benefit period, we determine whether a credit is due (GMAB Credit). If a GMAB Credit is due, we credit your Contract Value at the end of the benefit period. The GMAB Credit will be applied proportionally to the Sub-Accounts you are invested in when we apply the GMAB Credit. Electing a GMAB does not guarantee that a GMAB Credit will be paid.
At the end of the benefit period, your election of the GMAB terminates with no benefits or charges accruing thereafter. For additional information see “Appendix F – Guaranteed Minimum Accumulation Benefit (20-Year Benefit) Examples – Example 4.”

How Do We Calculate the GMAB Credit?
The amount of your GMAB Credit, if any, depends on the timing of your Purchase Payments as detailed below.
(1)
If you have not made any Purchase Payments after the first Contract Year, then your GMAB Credit equals the result of A minus B:

(a)
Your GMAB Amount at the end of the benefit period; and

(b)
Your Contract Value at the end of the benefit period.

If B is greater than A, you will not receive a GMAB Credit.
(2)
If any Purchase Payments were made after the first Contract Year, then your GMAB Credit equals the result of A minus B:

(a)
Your GMAB Amount at the end of the benefit period; and

(b)
Your Contract Value at the end of the benefit period multiplied by the following percentage:

(i)
Your total Purchase Payments made in the first Contract Year multiplied by 165%; divided by

(ii)
Your total Purchase Payments made in the first Contract Year multiplied by 165% plus any Purchase Payments made after the first Contract Year.

If B is greater than A, you will not receive a GMAB Credit. See “Appendix F – Guaranteed Minimum Accumulation Benefit (20-Year Benefit) Examples – Example 4.”
GMAB Charge
While the GMAB remains in effect, the GMAB charge will be deducted from the Contract Value quarterly in arrears. The first charge will be deducted three months after the rider effective date. The charge will be deducted from the Sub-Accounts in the ratio that your value in each Sub-Account bears to your Contract Value.
The current GMAB charge is equal to a percentage of the GMAB Charge Base. We calculate the GMAB Charge Base on the Business Day the charge is assessed. The GMAB Charge Base is the total Purchase Payments made during the first Contract Year adjusted by any withdrawals, including any applicable CDSC, made during the benefit period.
For purposes of determining the impact of a withdrawal on the GMAB Charge Base, we calculate the proportion of the withdrawal amount to the Contract Value immediately prior to the withdrawal and then reduce the GMAB charge by that proportion.
If the GMAB is terminated for any reason, a pro-rated charge will be deducted at the time of termination, based on the ratio of (a) total calendar days elapsed in that quarter, and (b) total calendar days in that quarter. The GMAB charge will be discontinued upon termination of the GMAB.
We may change the GMAB charge at any time while you own the Contract, subject to the maximum GMAB charge shown. We will notify you in advance by Written Notice if we change the GMAB charge.
See “Fees and Expenses” for the current and maximum GMAB charges.
Withdrawals
Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, a CDSC and certain restrictions may apply to any withdrawal you make.
During the Accumulation Phase you may make either partial or full withdrawals of your Contract Value. When making a partial withdrawal, you must withdraw at least $100 or your entire Contract Value in a Sub-Account, if less. We reserve the right to increase the minimum withdrawal amount to $500. We will exercise this right should we see a significant increase in withdrawal activity by Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to increase the minimum withdrawal amount.

You may only make a partial withdrawal if at least $2,000 in Contract Value remains following the partial withdrawal, unless the payment is under a Systematic Withdrawal Program (SWP) and the withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½. Otherwise, you may only make a full withdrawal. Unless you instruct us otherwise, we take any partial withdrawal proportionally from your Contract Value in your selected investment choices.
A partial withdrawal reduces the Contract Value by the amount of the withdrawal. In addition, we reflect the withdrawal as a pro rata reduction to the value of the Contract’s death benefit and to any elected GMAB. We describe this reduction under each feature’s description. After you withdraw your full Contract Value, the Contract terminates when there are no Annuity Payments remaining and does not provide a death benefit other than any death benefit that may be provided under any portion of your Contract that was previously applied to an Annuity Option. In addition, the GMAB (if elected) will terminate when you withdraw your full Contract Value.
When you make a full withdrawal you will receive your Contract Value:
•
less any applicable CDSC;

•
less any applicable Premium Tax;

•
less any applicable annual contract maintenance charge; and

•
less any Purchase Payments we credited to your Contract that have not cleared the bank, until they clear the bank.

See “Appendix B – Contingent Deferred Sales Charge Example.”
Requests in Writing
To request a withdrawal in writing, submit either our partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.
Requests by Other Means
You may request certain partial and full withdrawals by other means we authorize such as e-mail, telephone, or fax. Contact our Service Center for details.
Withdrawal Effective Date
For Written Requests, your withdrawal is effective on the Business Day we receive, in Good Order at our Service Center:
•
our partial withdrawal or full withdrawal form; and

•
if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a Non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For e-mail, telephone or fax requests, your withdrawal is effective on the Business Day we receive your request in Good Order, provided it is received prior to the Close of Business. For requests received after the Close of Business, your withdrawal will be effective on the next Business Day.
Delivery of Withdrawal Amount
We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”
We will generally pay any total or partial withdrawal to the Owner, unless you direct otherwise. If the Owner is a non-natural person, withdrawals will be paid to the Owner with the exception of RMD payments from a Contract owned by a qualified plan.
Systematic Withdrawal Program
For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this program proportionally from your Contract Value in your selected investment choices.
Your SWP will end:
•
if you withdraw your total Contract Value;

•
if we receive, in Good Order, a notification of the Owner’s death;

•
if we receive, in Good Order, a notification of the Annuitant’s death if the Owner is a non-natural person;

•
if we process the last withdrawal for the period you selected, if applicable;

•
if the next withdrawal will lower your Contract Value below the minimum Contract Value we allow following a partial withdrawal, unless your withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½;

•
if you apply your full Contract Value to an Annuity Option; or

•
if you give us a Written Request or request over the telephone, in Good Order, to terminate your program any time on or before the next withdrawal date. If your Contract is a Non-Qualified Beneficiary Annuity or a Beneficiary IRA, your SWP cannot be terminated.

Taxes
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any Contract. We reserve the right to make changes in the Contract to assure that it continues to qualify as an annuity for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.
Taxation of the Company
MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Account is not a separate entity from MassMutual, and its operations form a part of MassMutual.
Investment income and any realized gains on Separate Account assets generally are reflected in the Contract Value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the Separate Account with respect to your Contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
Annuities in General
Annuity contracts are a means of both setting aside money for future needs — usually retirement — and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral.
Diversification
IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the Contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the Owner with respect to earnings under the Contract prior to the receipt of payments under the Contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.
Investor Control of Assets
For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the Sub-Accounts but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the Contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the Contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.
Non-Qualified Contracts
Your Contract is referred to as a Non-Qualified Contract if you do not purchase the Contract under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.
Qualified Contracts
Your Contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.
Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.
Contracts issued under a qualified plan include special provisions restricting Contract provisions that may otherwise be available as described in this prospectus. Generally, Contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”
Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.
These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.
IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015 the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year.

It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.
On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.
Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2021, and may change in subsequent years.
Individual Retirement Annuities
IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $6,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.
SEP IRAs
IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of:
•
$58,000; or

•
25% of compensation (a maximum of $290,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.
SIMPLE IRAs
IRC Section 408(p) permits certain small employers to establish a Savings Incentive Match Plan for Employees (SIMPLE) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction agreement.
Employers can make contributions to the plan through either matching contributions or non-elective contributions. An employee’s annual elective salary reduction contributions are limited to the lesser of $13,500 or 100% of compensation, and an additional catch-up contribution is available for individuals age 50 and over, up to the lesser of $3,000 or total compensation less any other elective deferrals. Elective contributions made to a SIMPLE IRA are counted against the overall limit on elective deferrals by any individual (the lesser of $19,500 or 100% of compensation). The employer must make certain matching contributions or non-elective contributions to the employee’s account. SIMPLE IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to tax treatment and suitability of such an investment.

Roth IRAs
IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Roth IRA contributions are limited to the lesser of $6,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Minimum Distributions for Qualified Contracts” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.
Corporate Pension and Profit-Sharing Plans
IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:
•
$58,000; or

•
100% of compensation or earned income (a maximum of $290,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $19,500, with an additional catch-up contribution of up to $6,500 available for eligible participants age 50 or over. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. The annual benefit under a defined benefit plan is limited to:
•
100% of compensation for a participant’s highest three years; or

•
$230,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.
H.R. 10 Plans
IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design.
In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.
Taxation of Non-Qualified Contracts
You, as the Owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your Contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an Annuity Payment.
Withdrawals
The IRC generally treats any withdrawal:
(1)
allocable to investment in the Contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and

(2)
from an annuity contract entered into after August 13, 1982,

as first coming from earnings and then from your investment in the Contract. The withdrawn earnings are subject to tax as ordinary income.
Annuity Payments
Annuity Payments occur as the result of the Contract reaching its annuity start date. Non-annuitized life expectancy distributions made to a Beneficiary, under a Non-Qualified Beneficiary Annuity SWP program that we administer, are also treated as Annuity Payments. A portion of each Annuity Payment is treated as a partial return of your investment in the Contract and is not taxed. The remaining portion of the Annuity Payment is treated as ordinary income. The Annuity Payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract.
The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. If, in any year, total payments received under a variable Annuity Option are less than the exclusion amount allocable to that year, Treasury Regulations allow you to choose to recalculate your exclusion amount in subsequent years, by filing a statement with your income tax return. We will continue to report distributions using the exclusion amount as originally calculated. For additional information, please consult with your tax advisor and see IRS Publication 939. Annuity Payments received after you have recovered all of your investment in the Contract are fully taxable.
The IRC also provides that any amount received (both Annuity Payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:
(1)
paid on or after you reach age 59½;

(2)
paid to your Beneficiary after you die;

(3)
paid if you become totally disabled (as that term is defined in the IRC);

(4)
paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated Beneficiary;

(5)
paid under an immediate annuity; or

(6)
which come from investment in the Contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.
Multiple Contracts
The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.
Tax Treatment of Assignments
An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your Contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

Distributions After Death of Owner
In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, IRC Section 72(s) requires that:
(a)
if any Owner dies on or after the annuity start date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

(b)
if any Owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. The Non-Qualified Contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. Non-annuitized life expectancy distributions made to a Beneficiary, under a Non-Qualified Beneficiary Annuity SWP program that we administer, will be treated as variable Annuity Payments for income tax purposes.
Taxation of Qualified Contracts
If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total Contract Value. Special tax rules may be available for certain distributions from a qualified plan.
IRC Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). With respect to SIMPLE IRAs, the 10% penalty is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Exceptions from the penalty tax are as follows:
(1)
distributions made on or after you reach age 59½;

(2)
distributions made after your death;

(3)
distributions made that are attributable to the employee being disabled as defined in the IRC;

(4)
after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

(5)
distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

(6)
distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;

(7)
distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(8)
distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

(9)
distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

(10)
certain qualified reservist distributions;

(11)
distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(12)
distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8)); and

(13)
distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date, there is:
•
any addition to the account balance other than gains or losses,

•
any non-taxable transfer of a portion of the account balance to another retirement plan, or

•
a rollover by the individual of the amount received resulting in such amount not being taxable.

The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.
Required Minimum Distributions for Qualified Contracts
For Qualified Contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:
(1)
the calendar year in which you attained age 70½, if you were born before July 1, 1949, or the calendar year in which you attain age 72, if you were born after June 30, 1949; or

(2)
the calendar year in which you retire.

The date set forth in (2) does not apply to an IRA or to a five percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed. If your Contract is held as a Roth IRA, there are no RMDs during your life. However, upon your death your Beneficiary is subject to RMD requirements. If RMDs are not made, a 50% penalty tax is imposed on the amount that should have been distributed.
These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for Qualified Contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).
Where the Owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the Contract had not yet entered the Annuity Phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death, or over the life or life expectancy of the designated Beneficiary. If the Contract had not entered the Annuity Phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary. If the Owner’s death occurred after the contract had entered the Annuity Phase, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death.
If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated Beneficiary is not an “Eligible Designated Beneficiary” as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your Contract had entered the Annuity Phase. If your designated Beneficiary is considered an Eligible Designated Beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated Beneficiary.
If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated Beneficiary (including where your estate or certain trusts are the Beneficiary), the pre-2019 distribution rules generally apply. If your Contract has not yet entered the Annuity Phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the Contract has not yet entered the Annuity Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your Contract has entered the Annuity Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. We only offer a life or life expectancy distribution option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of eligible designated beneficiaries to elect a life or life expectancy distribution option.
The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity Contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the Owner or Beneficiary under the Contract in order to determine the fair market value of the Contract.A larger fair market value will result in the calculation of a higher RMD amount.You should consult a tax adviser to determine how this may impact your specific circumstances.
Partial Annuitization of Non-Qualified Contracts
The ability to apply only a portion of your Contract Value to an Annuity Option is commonly referred to as “partial annuitization” or “partially annuitizing.” Federal tax law provides favorable tax treatment of partial annuitization of a non-qualified annuity contract under certain circumstances. You should consult a tax adviser before electing to partially annuitize your Contract.
As part of the Small Business Jobs Act of 2010, IRC Section 72 was amended to provide that if part of an annuity contract’s value is applied to an Annuity Option that provides payments for one or more lives or for a period of at least ten years, the portion of the contract that is annuitized will be treated as a separate Contract and Annuity Payments received as a result of the partial annuitization will be treated as amounts received as an annuity instead of withdrawals, and given exclusion ratio treatment.
The exclusion ratio is calculated by allocating the current investment in the Contract between the amount applied to the Annuity Option and the remaining portion of the original contract.
If the Annuity Option you elect does not meet one of the two above-described criteria, we will report all payments from your Contract, whether from the annuitized or the deferred portions of the Contract Value, to the IRS as a distribution with the taxable amount not determined beginning with the date of the partial annuitization. It is your responsibility to document to the IRS how much, if any, of a distribution is allocable to cost basis.
Taxation of Death Benefit Proceeds
Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:
•
if distributed under Death Benefit Payment Option 1 (lump sum) or Option 2 (payment within five years of the date of the Owner’s death), they will be treated in the same manner as a withdrawal from the Contract; or

•
if distributed under Death Benefit Payment Option 3 or 4, they will be treated as Annuity Payments.

Section 1035 Tax Free Exchanges
IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to Annuity Payments that are based on life expectancy or on a period certain of ten or more years. You should consult a tax adviser before entering into any 1035 exchange.
Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.
Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the Annuity Phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the Annuity Phase and the contract or the resulting Annuity Payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

The IRS has also issued guidance allowing a beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.
Income Tax Reporting and Withholding
Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31 of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the Owner the Form 1099-R will be sent to each Beneficiary who receives a payment under the Contract.
The portion of any distribution that is includible in the gross income of the Owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding.
The 20% withholding requirement generally does not apply to:
•
a series of substantially equal payments made at least annually for:

◦
the life or life expectancy of the Owner, or joint and last survivor expectancy of the Owner and a designated Beneficiary, or

◦
for a specified period of ten years or more;

•
distributions which are RMDs;

•
hardship distributions from a 401(k) plan; or

•
distributions that are qualified birth or adoption distributions as defined in IRC section 72(t)(2)(H).

You should consult a tax adviser regarding withholding requirements.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, the taxable portion of any distribution from a non-qualified annuity contract – including withdrawals and Annuity Payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your Contract.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a Contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:
(1)
proof of residency (in accordance with IRS requirements), and

(2)
the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.
Civil Unions and Domestic Partnerships
Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the Contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.
Non-Natural Owner
When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. If a trust is not a grantor trust for income tax purposes, and any beneficiary (including a contingent beneficiary) of the trust is a non-natural person, the Contract will not be treated as owned by an agent for a natural person, and gain in the Contract will be taxed annually. This treatment also does not apply to a Contract that qualifies as an immediate annuity. Before purchasing a Contract to be owned by a non-natural person or changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.
Distribution
The Contract is sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the Contracts sold by its registered representatives, and MSD serves as principal underwriter of the Contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD also receive compensation for their actions as principal underwriters of the Contracts.
Commissions and Allowances Paid
Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. Commissions for sales of the Contract by registered representatives of other broker-dealers are paid on behalf of MSD by MassMutual to those broker-dealers. The maximum commission payable for the Contract is 8.63% of Purchase Payments made to a Contract and/or up to 2.4% of Contract Value annually.
Additional Compensation Paid to MMLIS
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Contract by their registered representatives.
Additional Compensation Paid to Certain Broker-Dealers
We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote the Contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the Contract and each subsequent Purchase Payment applied to the Contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling the Contract, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center at the number shown on page 1 of this prospectus.
The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the Contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.
Compensation in General
The compensation arrangements described above may provide a registered representative with an incentive to sell the Contract over other available contracts whose issuers do not provide such compensation. You may want to take these compensation arrangements into account when evaluating any recommendation regarding the Contract.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain Funds to help us make these cash and non-cash payments.
You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Contract.
Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Contracts).
Other Information
Collateral Assignment
In certain states, you cannot assign the Contract without our approval. We will refuse or accept any request to assign the Contract on a non-discriminatory basis. Please refer to your Contract.
We must receive a Written Request from you, in Good Order, for any assignment we allow to be binding on us. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your Contract.
If the Contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the Contract. If you assign your Contract, your rights may only be exercised with the consent of the assignee of record.
Registered Representative Transaction Authority
You may authorize us to accept instructions from the registered representative assigned to your Contract in order to make transfers among investment choices and changes to allocations for future Purchase Payments. To authorize the registered representative assigned to your Contract to make premium allocations and transfers, you must send a completed Transactional Authorization Form to our Service Center. We may revoke transaction authorization privileges for certain Owners. Transaction authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing.
We are not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Contract Owners, Beneficiaries, and any other payees of proceeds from a Contract.
Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center.
Anti-Money Laundering
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
Payments We Make
We may be required to suspend or postpone payments for withdrawals or transfers from the Sub-Accounts for any period when:
•
the NYSE is closed (other than customary weekend and holiday closings);

•
trading on the NYSE is restricted;

•
an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•
during any other period when the SEC, by order, so permits for your protection.

In addition, if, pursuant to the SEC’s rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Sub-Account until the Fund is liquidated.
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
Changes to the Contract
We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Contract. We will notify you by Written Notice of such amendments.
Services and Administration
MassMutual has entered into an administrative services agreement with SE2, LLC (SE2), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 will provide the primary services required for the service and administration of the Contract. These services include, but are not limited to: document management services, new business processing, fund transfer, withdrawal, and death benefit processing as well as customer service call handling for all calls from both registered representatives and Owners.
Special Arrangements
For certain group or sponsored arrangements there may be expense savings that can be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected Purchase Payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a Contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.
We reserve the right to modify or terminate such arrangements.

Termination of the Contract
We will terminate your Contract upon the occurrence of any of the following events:
•
the date of the last Annuity Payment if you have applied your entire Contract Value to an Annuity Option;

•
the date payment is made of the entire Contract Value when there are no Annuity Payments remaining;

•
the date of the last withdrawal upon death to the last Beneficiary; or

•
the date your Contract is returned under the right to examine Contract provision.

In addition, in most states we reserve the right to terminate your Contract if no Purchase Payment has been made for at least two consecutive years measured from the date we received the last Purchase Payment; and each of the following amounts is less than $2,000 on the date we send notice of our election to terminate your Contract:
•
your Contract Value less any Premium Tax deducted; and

•
the sum of all Purchase Payments made into your Contract adjusted for any partial withdrawals.

Computer System, Cybersecurity, and Service Disruption Risks
The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.
The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.
Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of contract- related transactions (including the processing of orders from owners and orders with the funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the funds invest, which may cause the funds underlying the contract to lose value. There can be no assurance that we, the funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.
While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the contract.
For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.
Our Financial Statements
The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and the SAI.

[THIS PAGE INTENTIONALLY LEFT BLANK]

The Statement of Additional Information contains additional information about the Separate Account. To obtain a free copy of the Statement of Additional Information return this request form to the address shown below or call our Service Center at (866) 645-2362.
To:
MassMutual
P.O. Box 758511
Topeka, Kansas 66675-8550

Please send me the Statement of Additional Information for MassMutual Transitions SelectSM II (AN3603SAI).
Name
Address

City	State	Zip
Telephone
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov
Contacting the Company
To request additional information about the Contract and make other inquiries, you may contact us by calling the MassMutual Customer Service Center (our Service Center) at (866) 645-2362 Monday through Friday between 7a.m. and 7p.m. Central Time. You may also contact us by visiting www.MassMutual.com/contact-us. Additionally, you may write to our Service Center at the address noted above. (Overnight Mail, MassMutual, Mail Zone 511, 5801 SW 6th Ave., Topeka, KS 66636-0001.)
EDGAR Contract No. C000156212

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A
Funds Available Under the Contract
The following is a list of Funds currently available under the Contract, which is subject to change, as discussed in the prospectus for the Contract. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/transitions-select-II. You can also request this information at no cost by calling (866) 645-2362 or sending an email request to __________________.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Fund Type	Fund and Adviser/SubAdviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	%	%	%	%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	%	%	%	%
Asset Allocation	MML Balanced Allocation Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	%	%	%	%
Asset Allocation	MML Conservative Allocation Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	%	%	%	%
Asset Allocation	MML Growth Allocation Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	%	%	%	%
Asset Allocation	MML Moderate Allocation Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	%	%	%	%
Money Market	MML U.S. Government Money Market Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	%	%	%	%
Fixed Income	MML Dynamic Bond Fund (Series Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: DoubleLine Capital LP	%	%	%	%
Fixed Income	MML High Yield Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	%	%	%	%
Fixed Income	MML Inflation-Protected and Income Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	%	%	%	%
Fixed Income	MML Managed Bond Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	%	%	%	%

Fund Type	Fund and Adviser/SubAdviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Fixed Income	MML Short-Duration Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	%	%	%	%
Fixed Income	MML Total Return Bond Fund (Service Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	%	%	%	%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	%	%	%	%
Balanced	MML Blend Fund (Service) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	%	%	%	%
Large Cap Value	MML Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC	%	%	%	%
Large Cap Value	MML Equity Income Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	%	%	%	%
Large Cap Value	MML Fundamental Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.	%	%	%	%
Large Cap Value	MML Income & Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	%	%	%	%
Large Cap Blend	Fidelity® VIP Contrafund® Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc	%	%	%	%
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	%	%	%	%
Large Cap Blend	MML Fundamental Equity Fund Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	%	%	%	%
Large Cap Blend	MML Growth & Income Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	%	%	%	%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	%	%	%	%

Fund Type	Fund and Adviser/SubAdviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Growth	MML American Funds Growth Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	%	%	%	%
Large Cap Growth	MML Blue Chip Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	%	%	%	%
Large Cap Growth	MML Large Cap Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	%	%	%	%
Small/Mid-Cap Value	MML Mid Cap Value Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc	%	%	%	%
Small/Mid-Cap Value	MML Small Company Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	%	%	%	%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	%	%	%	%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	%	%	%	%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc. and Wellington Management Company LLP	%	%	%	%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	%	%	%	%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	%	%	%	%
International/Global	MML American Funds International Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	%	%	%	%
International/Global	MML Foreign Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel & Walmsley LLC	%	%	%	%
International/Global	MML Global Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	%	%	%	%
International/Global	MML International Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.	%	%	%	%

Fund Type	Fund and Adviser/SubAdviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
International/Global	MML Strategic Emerging Markets Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	%	%	%	%
International/Global	Invesco V.I. Global Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	%	%	%	%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	%	%	%	%
Specialty	Ivy VIP Asset Strategy (Class II) Adviser: Ivy Investment Management Company Sub-Adviser: N/A	%	%	%	%
Specialty	MML Managed Volatility Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	%	%	%	%

Appendix B
Contingent Deferred Sales Charge (CDSC) Example
The values shown are based on the following assumptions:
•
B-Share class is purchased with a seven year CDSC schedule

•
The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$100,000
2	1	May 15	10,000
3	2	January 15	200,000

•
On February 15 of Contract Year 4, the Contract Value is $350,000 and a partial withdrawal of $150,000 is made.

To calculate the CDSC, we first determine the withdrawal amount not subject to a CDSC:
(1)
First, the earnings of $40,000 ($350,000 – $310,000 = $40,000) is not subject to a CDSC.

(2)
Next, we would take the withdrawal amount from any Purchase Payments no longer subject to a CDSC. Because all of the Purchase Payments were made within the last seven years, and are therefore still subject to a CDSC, we can ignore this step.

(3)
Finally, we look at the free withdrawal amount, which is 10% of the Purchase Payments still subject to a CDSC. The free withdrawal amount is $31,000 (10% × $310,000 = $31,000) and is not subject to a CDSC.

Based on the withdrawal amount not subject to a CDSC, we can determine that $79,000 ($150,000 – $40,000 – $31,000 = $79,000) is the withdrawal amount that is subject to a CDSC.
Next, we calculate the amount of the CDSC:
(1)
First, we look at the amount of CDSC from Purchase Payment #1. After reducing Purchase Payment #1 by the amount of free withdrawal, the amount remaining subject to a CDSC is $69,000 ($100,000 – $31,000 = $69,000). Since Purchase Payment #1 is three years from the date that purchase payment was applied, the CDSC charge is 6% or $4,140 ($69,000 × 6% = $4,140).

(2)
The remaining withdrawal amount still subject to a CDSC is $10,000 ($79,000 – $69,000 = $10,000).

(3)
Next, we look at the amount of CDSC from Purchase Payment #2. The Purchase Payment #2 amount is $10,000 and since Purchase Payment #2 is two years from the date that purchase payment was applied, the CDSC charge is 7% or $700 ($10,000 × 7% = $700).

(4)
There is no available remaining withdrawal amount still subject to a CDSC ($10,000 – $10,000 = $0).

(5)
The total CDSC is $4,840, which is the sum of the charges on each Purchase Payment ($4,140 + $700 = $4,840).

The total CDSC for this withdrawal is $4,840, which is deducted from the withdrawal amount of $150,000. The net amount of $145,160 ($150,000 – $4,840 = $145,160) is paid to the Owner, unless otherwise instructed.

Appendix C
Free Withdrawal Amount Examples
Example 1 ~ Free Withdrawal Amount in First Contract Year

The values shown are based on the following assumptions:
•
The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$80,000
2 (on Issue Date)	1	January 15	20,000
3	1	May 15	10,000
To calculate the free withdrawal amount for Contract Year 1, we do the following:
•
We determine the total Purchase Payment subject to a CDSC on the Issue Date ($80,000 + $20,000 = $100,000).

•
We multiply the total Purchase Payment subject to a CDSC on the Issue Date by 10% ($100,000 x 10% = $10,000).

•
We do not consider additional Purchase Payments made after the Issue Date during the first Contract Year when determining the free withdrawal amount in the first Contract Year. Any such Purchase Payments will be a factor in determining the free withdrawal amount in subsequent Contract Years.

Example 2 ~ Free Withdrawal Amount in Fifth Contract Year with a Withdrawal in Contract Year 4

The values shown are based on the following assumptions:
•
B-Share class is purchased

•
The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$100,000
2	1	May 15	10,000
3	2	January 15	200,000
4	4	March 15	15,000

•
On February 15 of Contract Year 4, the Contract Value is $350,000 and a partial withdrawal of $145,000 is made.

To determine the total Purchase Payments still subject to a CDSC as of the previous Contract Anniversary (the fourth Contract Anniversary), we do the following:
Before calculating amounts for Contract Year 5, we first need to calculate the impact of the February 15 withdrawal in Contract Year 4 on the remaining Purchase Payments in the Contract:
•
We calculate the total remaining Purchase Payments in the Contract as of February 15 is $310,000 ($100,000 + $10,000 + $200,000 = $310,000). The March 15 Purchase Payment is not included because it happened after the February 15 withdrawal.

•
Next, the earnings of $40,000 ($350,000 – $310,000 = $40,000) are withdrawn.

•
The remaining withdrawal ($145,000 – $40,000 = $105,000) is applied to Purchase Payment #1 of $100,000, reducing Purchase Payment #1 to $0.

•
Then the remaining withdrawal after Purchase Payment #1 ($105,000 – $100,000 = $5,000) is applied to reduce the amount of Purchase Payment #2 that is subject to a CDSC ($10,000 – $5,000 = $5,000).

•
Now, none of the $145,000 withdrawal is left to apply to a previous Purchase Payment ($5,000 – $5,000 = $0).

After the withdrawal, we also have a Purchase Payment in Contract Year 4 on March 15, so we have remaining Purchase Payments as follows at the beginning of Contract Year 5:
Purchase Payment	Contract Year	Date	Amount Remaining
1 (on Issue Date)	1	January 15	$0
2	1	May 15	5,000
3	2	January 15	200,000

Purchase Payment	Contract Year	Date	Amount Remaining
4	4	March 15	15,000
Having determined the impact of the withdrawal to the remaining Purchase Payments, we can now determine the free withdrawal amount available at the beginning of Contract Year 5. The free withdrawal amount is based on the remaining Purchase Payments subject to a CDSC at the beginning of Contract Year 5 (4th Contract Anniversary):
•
All the remaining Purchase Payments are subject to a CDSC.

•
We calculate the remaining Purchase Payments subject to a CDSC ($5,000 + $200,000 + $15,000 = $220,000).

•
The free withdrawal amount is then calculated as 10% of the remaining Purchase Payments (10% x $220,000 = $22,000).

So if there are any withdrawals taken in Contract Year 5, a starting free withdrawal amount of $22,000 is available.

Appendix D
Return of Purchase Payment Death Benefit Examples
Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:
•
Initial Purchase Payment = $100,000

•
A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2

•
A withdrawal of $20,000 is made at beginning of Contract Year 3

•
Contract Owner dies in Contract Year 5

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Total Purchase Payments Adjusted for Withdrawals
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
5 (receive due proof of Owner’s death)			101,000	110,000

•
On the Contract Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•
At the beginning of Contract Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•
Contract Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $101,000. The total Purchase Payments adjusted for withdrawals is $110,000. The Return of Purchase Payment Death Benefit is the greater of the Contract Value and the total Purchase Payments adjusted for withdrawals. Therefore, the death benefit is $110,000.

Example 2 ~ Impact of Withdrawal and Determination of Benefit

The values shown are based on the following assumptions:
•
Initial Purchase Payment = $100,000

•
A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2

•
A withdrawal of $20,000 is made at beginning of Contract Year 3

•
Contract Owner dies in Contract Year 5

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Total Purchase Payments Adjusted for Withdrawals
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
3 (immediately prior to withdrawal)			120,750	110,000
3 (immediately after withdrawal)		$20,000	100,000	91,781
4			95,713	91,781
5 (receive due proof of Owner’s death)			90,927	91,781

•
On the Contract Issue Date,a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•
At the beginning of Contract Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•
At the beginning of Contract Year 3, a $20,000 withdrawal (including any CDSC) is made.

•
Immediately prior to when the withdrawal is made, the Contract Value is $120,750, and the total Purchase Payments adjusted for withdrawals is $110,000.

•
Immediately after the withdrawal is made, the Contract Value becomes $100,750 ($120,750 – $20,000 = $100,750), and the total Purchase Payments adjusted for withdrawals is reduced by the same proportion that the Contract Value is reduced:

Total Purchase Payments adjusted for withdrawals (immediately after the withdrawal) = total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal) – (withdrawal amount / Contract Value immediately prior to the withdrawal) x total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal)
= $110,000 – ($20,000 / $120,750) x $110,000
= $110,000 – $18,219
= $91,781
•
Contract Owner dies in Contract Year 5. When we receive due proof of death, the Contract Value is $90,927. The total Purchase Payments adjusted for withdrawals is $91,781. The Return of Purchase Payment Death Benefit is the greater of the Contract Value and the total Purchase Payments adjusted for withdrawals. Therefore, the death benefit is $91,781.

Appendix E
Guaranteed Minimum Accumulation Benefit (12-Year Benefit) Examples
Example 1 ~ Setting of Initial Values

The values shown are based on the following assumptions:
•
Initial Purchase Payment = $100,000

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Example 2 ~ Reset Option

The values shown are based on the following assumptions:
•
Initial Purchase Payment = $100,000

•
There are no subsequent Purchase Payments or withdrawals while the GMAB is in effect

•
The reset option is exercised on your Contract Anniversaries 2 through 6 (beginning of Contract Years 3 through 7)

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
2			105,000	100,000
3			110,250	110,250
4			115,763	115,763
5			121,551	121,551
6			127,628	127,628
7			134,010	134,010
8			140,710	134,010
9			147,746	134,010
10			155,133	134,010
11			162,889	134,010
12			171,034	134,010
13			179,586	134,010
14			188,565	134,010
15			197,993	134,010
16			207,893	134,010
17			218,287	134,010
18			229,202	134,010
19			240,662	0

•
On the Contract Issue Date, the GMAB Amount is equal to the initial Purchase Payment of $100,000.

•
At the end of the benefit period (which is 12 years from the most recent reset), the Contract Value is greater than the GMAB Amount. No GMAB Credit will be applied, and the GMAB terminates.

Example 3 ~ Impact of a Withdrawal

The values shown are based on the following assumptions:
•
Initial Purchase Payment = $100,000

•
A withdrawal of $10,000 is made at the beginning of Contract Year 3

•
No reset is elected, and no subsequent Purchase Payments are made while the GMAB is in effect

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
2			105,000	100,000
3 (immediately prior to withdrawal)			110,250	100,000

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
3 (immediately after withdrawal)		$10,000	100,250	90,930
4			105,263	90,930
5			110,526	90,930
6			116,052	90,930
7			121,855	90,930
8			127,947	90,930
9			134,345	90,930
10			141,062	90,930
11			148,115	90,930
12			155,521	90,930
13			163,297	0

•
On the Contract Issue Date, the GMAB Amount is equal to the initial Purchase Payment of $100,000.

•
A withdrawal of $10,000 (including any CDSC) is made at the beginning of Contract Year 3.

•
Immediately prior to the withdrawal is made, the Contract Value is $110,250, and the GMAB Amount is $100,000.

•
Immediately after the withdrawal is made, the Contract Value becomes $100,250 ($110,250 – $10,000 = $100,250), and the GMAB Amount is reduced by the same percentage that the Contract Value is reduced:

GMAB Amount immediately after the withdrawal = GMAB Amount immediately prior to the withdrawal – (Withdrawal Amount / Contract Value immediately prior to the withdrawal) × GMAB Amount immediately prior to the withdrawal
   = $100,000 – ($10,000/$110,250) × $100,000
   = $100,000 – $9,070
   = $90,930
Withdrawals will reduce your GMAB Amount in direct proportion to the Contract Value reduction. For example if you take a 20% withdrawal from your Contract Value, your GMAB Amount will be reduced by 20%.
•
At the end of the benefit period (which is 12 years from the Issue Date since there is no reset), the Contract Value is greater than the GMAB Amount. No GMAB credit will be applied, and the GMAB terminates.

Example 4 ~ Calculation of GMAB Credit

There are four examples below, which cover four distinct situations and demonstrate how GMAB Credit would be calculated under each situation. In all four examples, the following assumptions are made:
•
Initial Purchase Payment of $100,000 is made. On the Contract Issue Date, the GMAB Amount is equal to the initial Purchase Payment of $100,000.

•
A subsequent Purchase Payment of $20,000 is made in the middle of Contract Year 1. This amount will be added to the GMAB Amount since it is made during the first Contract Year. The GMAB Amount is now $120,000 ($100,000 + $20,000 = $120,000).

(1) No Subsequent Purchase Payment after the First Contract Year and No Reset
Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Middle of Contract Year 1	20,000		125,000	120,000
13 (before GMAB Credit is applied)			105,000	120,000
13 (after GMAB Credit is applied)			120,000	0

•
There are no subsequent Purchase Payments made after the first Contract Year, and there is no reset while the GMAB is in effect.

•
At the end of the 12-year benefit period (beginning of Contract Year 13), we will determine the GMAB Credit. Since there are no subsequent Purchase Payments after the first Contract Year and there has been no reset, the GMAB Credit is calculated as the result of A minus B below:

◦
A is the GMAB Amount at the end of the benefit period ($120,000 in this example)

◦
B is the Contract Value at the end of the benefit period ($105,000 in this example)

      So the GMAB Credit is $120,000 – $105,000 = $15,000.

      If B is greater than A, you will not receive a GMAB Credit.
•
The GMAB Credit is then added to the Contract Value which is now $120,000 ($105,000 + $15,000 = $120,000). The GMAB now terminates.

(2) No Subsequent Purchase Payment after the Most Recent Reset
Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Middle of Contract Year 1	20,000		125,000	120,000
3	30,000		150,000	120,000
4			160,000	160,000
16 (before GMAB Credit is applied)			110,000	160,000
16 (after GMAB Credit is applied)			160,000	0

•
A subsequent Purchase Payment of $30,000 is made at the beginning of Contract Year 3. This amount will not affect the GMAB Amount since it is made after the first Contract Year. The GMAB Amount remains at $120,000.

•
A reset is elected on the third Contract Anniversary (beginning of Contract Year 4). The GMAB Amount is set equal to the Contract Value on that date which is $160,000.

•
At the end of the 12-year benefit period (beginning of Contract Year 16, which is 12 years from the most recent reset date), we will determine the GMAB Credit. Since there has been no subsequent Purchase Payment after the most recent reset, the GMAB Credit is calculated as the result of A minus B below:

◦
A is the GMAB Amount at the end of the benefit period ($160,000 in this example)

◦
B is the Contract Value at the end of the benefit period ($110,000 in this example)

      So the GMAB Credit is $160,000 – $110,000 = $50,000.
      If B is greater than A, you will not receive a GMAB Credit.
•
The GMAB Credit is then added to the Contract Value which is now $160,000 ($110,000 + $50,000 = $160,000). The GMAB now terminates.

(3) Subsequent Purchase Payment Made after the First Contract Year and No Reset
Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000
Middle of Contract Year 1	20,000		125,000	120,000
3	30,000		150,000	120,000
13 (before GMAB Credit is applied)			110,000	120,000
13 (after GMAB Credit is applied)			142,000	0

•
A subsequent Purchase Payment of $30,000 is made at the beginning of Contract Year 3. This amount will not affect the GMAB Amount since it is made after the first Contract Year. The GMAB Amount remains at $120,000.

•
There are no additional subsequent Purchase Payments made after beginning of Contract Year 3, and there is no reset while the GMAB is in effect.

•
At the end of the 12-year benefit period (beginning of Contract Year 13), we will determine the GMAB Credit. Since a subsequent Purchase Payment is made after the first Contract Year and there has been no reset, we need to first determine the percentage of total Purchase Payments made during the first Contract Year, which is 80% ($120,000 / $150,000 = 80%). We then calculate the GMAB Credit as the result of A minus B below:

◦
A is the GMAB Amount at the end of the benefit period ($120,000 in this example)

◦
B is the Contract Value at the end of the benefit period multiplied by the percentage calculated above ($110,000 x 80% = $88,000, in this example)

      So the GMAB Credit is = $120,000 – $88,000 = $32,000.
      If B is greater than A, you will not receive a GMAB Credit.
•
The GMAB Credit is then added to the Contract Value which is now $142,000 ($110,000 + $32,000 = $142,000). The GMAB now terminates.

(4) Subsequent Purchase Payment Made after the Most Recent Reset
Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$100,000

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
Middle of Contract Year 1	20,000		125,000	120,000
3	30,000		150,000	120,000
4 (reset)			155,000	155,000
5 (reset)			160,000	160,000
6	10,000		180,000	160,000
17 (before GMAB Credit is applied)			120,000	160,000
17 (after GMAB Credit is applied)			167,059	0

•
A subsequent Purchase Payment of $30,000 is made at the beginning of Contract Year 3. This amount will not affect the GMAB Amount since it is made after the first Contract Year. The GMAB Amount remains at $120,000.

•
On the third Contract Anniversary (beginning of Contract Year 4), the Owner requests a reset. The GMAB Amount is reset to the then current Contract Value of $155,000.

•
On the fourth Contract Anniversary (beginning of Contract Year 5), the Owner requests another reset. The GMAB Amount is reset to the then current Contract Value of $160,000.

•
Another subsequent Purchase Payment of $10,000 is made at the beginning of Contract Year 6. This amount will not affect the GMAB Amount since it is made after a reset. The GMAB Amount remains at $160,000.

•
At the end of the 12-year benefit period (beginning of Contract Year 17 which is 12 years from the most recent reset date), we will determine the GMAB Credit. Since a subsequent Purchase Payment is made after the most recent reset, we need to first determine a percentage as (1) Contract Value as of the most recent reset, divided by (2) Contract Value as of the most recent reset plus any subsequent Purchase Payments. This percentage is 94.1176% ($160,000 / ($160,000 + $10,000) = 94.1176%). We then calculate the GMAB Credit as the result of A minus B below:

◦
A is the GMAB Amount at the end of the benefit period ($160,000 in this example)

◦
B is the Contract Value at the end of the benefit period multiplied by the percentage calculated above ($120,000 x 94.1176% = $112,941, in this example)

      So the GMAB Credit is = $160,000 – $112,941 = $47,059.
      If B is greater than A, you will not receive a GMAB Credit.
•
The GMAB Credit is then added to the Contract Value which is now $167,059 ($120,000 + $47,059 = $167,059). The GMAB now terminates.

Appendix F
Guaranteed Minimum Accumulation Benefit (20-Year Benefit) Examples
Example 1 ~ Setting of Initial Values

The values shown are based on the following assumptions:
•
Initial Purchase Payment = $100,000

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$165,000

•
The initial GMAB Amount is equal to 165% of the total Purchase Payments ($100,000 in this example) received prior to the first Contract Anniversary. This results in a GMAB Amount of: 165% x $100,000 = $165,000

Example 2 ~ Reset Option

The values shown are based on the following assumptions:
•
Initial Purchase Payment = $100,000

•
There are no subsequent Purchase Payments or withdrawals while the GMAB is in effect

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$165,000
2			105,127	165,000
3			110,517	165,000
4			116,183	165,000
5			122,140	165,000
6			128,403	165,000
7			134,986	165,000
8			141,907	165,000
9			149,182	165,000
10			156,831	165,000
11			164,872	165,000
12			173,325	165,000
13			182,212	165,000
14			191,554	165,000
15			201,375	165,000
16			211,700	165,000
17			222,554	165,000
18			233,965	165,000
19			245,960	165,000
20			258,571	165,000
21			271,828	0

•
The initial GMAB Amount is equal to 165% of the total Purchase Payments ($100,000 in this example) received prior to the first Contract Anniversary. This results in a GMAB Amount of: 165% x $100,000 = $165,000

•
At the end of the benefit period (which is 20 years from the initial Purchase Payment), the Contract Value is greater than the GMAB Amount. No GMAB Credit will be applied, and the GMAB terminates.

Example 3 ~ Impact of a Withdrawal

The values shown are based on the following assumptions:
•
Initial Purchase Payment = $100,000

•
A withdrawal of $10,000 is made at the beginning of Contract Year 3

•
No subsequent Purchase Payments are made while the GMAB is in effect

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$165,000
2			105,127	165,000
3 (immediately prior to withdrawal)			110,517	165,000
3 (immediately after withdrawal)		$10,000	100,517	150,070
4			105,671	150,070
5			111,089	150,070
6			116,784	150,070
7			122,772	150,070
8			129,067	150,070
9			135,684	150,070
10			142,641	150,070
11			149,954	150,070
12			157,642	150,070
13			165,725	150,070
14			174,222	150,070
15			183,154	150,070
16			192,545	150,070
17			202,417	150,070
18			212,795	150,070
19			223,705	150,070
20			235,174	150,070
21			247,232	0

•
The initial GMAB Amount is equal to 165% of the total Purchase Payments ($100,000 in this example) received prior to the first Contract Anniversary. This results in a GMAB Amount of: 165% x $100,000 = $165,000

•
A withdrawal of $10,000 (including any CDSC) is made at the beginning of Contract Year 3.

•
Immediately prior to the withdrawal is made, the Contract Value is $110,517, and the GMAB Amount is $165,000.

•
Immediately after the withdrawal is made, the Contract Value becomes $100,517 ($110,517 – $10,000 = $100,517), and the GMAB Amount is reduced by the same percentage that the Contract Value is reduced:

GMAB Amount immediately after the withdrawal = GMAB Amount immediately prior to the withdrawal – (Withdrawal Amount / Contract Value immediately prior to the withdrawal) x GMAB Amount immediately prior to the withdrawal
   = $165,000 – ($10,000 / $110,517) x $165,000
   = $165,000 – $14,930
   = $150,070
Withdrawals will reduce your GMAB Amount in direct proportion to the Contract Value reduction. For example if you take a 20% withdrawal from your Contract Value, your GMAB Amount will be reduced by 20%.
•
At the end of the benefit period (which is 20 years from the Issue Date since there is no reset), the Contract Value is greater than the GMAB Amount. No GMAB credit will be applied, and the GMAB terminates.

Example 4 ~ Calculation of GMAB Credit

There are three examples below, which cover three distinct situations and demonstrate how GMAB Credit would be calculated under each situation. In all three examples, the following assumptions are made:
•
Initial Purchase Payment of $100,000 is made. The initial GMAB Amount is equal to 165% of the initial Purchase Payment ($100,000 in this example). This results in a GMAB Amount of: 165% x $100,000 = $165,000

•
A subsequent Purchase Payment of $20,000 is made in the middle of Contract Year 1. 165% of this amount will be added to the GMAB Amount since it is made during the first Contract Year. The GMAB Amount is now $100,000 × 1.65 + $20,000 × 1.65 = $198,000.

(1) No Subsequent Purchase Payment after the First Contract Year
Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$165,000
Middle of Contract Year 1	20,000		125,000	198,000
21 (before GMAB Credit is applied)			105,000	198,000
21 (after GMAB Credit is applied)			198,000	0

•
At the end of the 20-year benefit period (beginning of Contract Year 21), we will determine the GMAB Credit. Since there are no subsequent Purchase Payments after the first Contract Year, the GMAB Credit is calculated as the result of A minus B below:

◦
A is the GMAB Amount at the end of the benefit period ($198,000 in this example)

◦
B is the Contract Value at the end of the benefit period ($105,000 in this example)

      So the GMAB Credit is $198,000 – $105,000 = $93,000.
      If B is greater than A, you will not receive a GMAB Credit.
•
The GMAB Credit is then added to the Contract Value which is now $105,000 + $93,000 = $198,000. The GMAB now terminates.

(2) Subsequent Purchase Payment Made after the First Contract Year
Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$165,000
Middle of Contract Year 1	20,000		125,000	198,000
3	30,000		150,000	198,000
21 (before GMAB Credit is applied)			110,000	198,000
21 (after GMAB Credit is applied)			212,474	0

•
A subsequent Purchase Payment of $30,000 is made at the beginning of Contract Year 3. This amount will not affect the GMAB Amount since it is made after the first Contract Year. The GMAB Amount remains at $198,000.

•
There are no additional subsequent Purchase Payments made after the beginning of Contract Year 3 while the GMAB is in effect.

•
At the end of the 20-year benefit period (beginning of Contract Year 21), we will determine the GMAB Credit. Since a subsequent Purchase Payment is made after the first Contract Year, the GMAB Credit is calculated as the result of A minus B below:

◦
A is the GMAB Amount at the end of the benefit period ($198,000 in this example)

◦
B is the Contract Value at the end of the benefit period ($110,000 in this example) multiplied by the following percentage:

•
Your total Purchase Payments made in the first Contract Year ($120,000 in this example) multiplied by 165%; divided by

•
Your total Purchase Payments made in the first Contract Year ($120,000 in this example) multiplied by 165% plus any Purchase Payments made after the first Contract Year ($30,000 in this example).

      So the GMAB Credit is:
      $198,000 – $110,000 x (($120,000 x 1.65) / ($120,000 x 1.65 + $30,000)) = $102,474
      If B is greater than A, you will not receive a GMAB Credit.

•
The GMAB Credit is then added to the Contract Value which is now $110,000 + $102,474 = $212,474. The GMAB now terminates.

(3) Subsequent Purchase Payment Made after the First Contract Year and the Impact of a Withdrawal
Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	GMAB Amount
1	$100,000		$100,000	$165,000
Middle of Contract Year 1	20,000		125,000	198,000
3 (immediately prior to withdrawal)			150,000	198,000
3 (immediately after withdrawal)		$10,000	140,000	184,800
4	30,000		170,000	184,800
21 (before GMAB Credit is applied)			110,000	184,800
21 (after GMAB Credit is applied)			199,274	0

•
A withdrawal of $10,000 (including any CDSC) is made at the beginning of Contract Year 3.

•
Immediately prior to the withdrawal is made, the Contract Value is $150,000, and the GMAB Amount is $198,000.

•
Immediately after the withdrawal is made, the Contract Value becomes $140,000 ($150,000 – $10,000 = $140,000), and the GMAB Amount is reduced by the same percentage that the Contract Value is reduced: GMAB Amount immediately after the withdrawal = GMAB Amount immediately prior to the withdrawal – (Withdrawal Amount / Contract Value immediately prior to the withdrawal) x GMAB Amount immediately prior to the withdrawal = $198,000 – ($10,000 / $150,000) x $198,000 = $198,000 – $13,200 = $184,800 Withdrawals will reduce your GMAB Amount in direct proportion to the Contract Value reduction. For example if you take a 20% withdrawal from your Contract Value, your GMAB Amount will be reduced by 20%.

•
A subsequent Purchase Payment of $30,000 is made at the beginning of Contract Year 4. This amount will not affect the GMAB Amount since it is made after the first Contract Year. The GMAB Amount remains at $184,800.

•
There are no additional subsequent Purchase Payments made after the beginning of Contract Year 4 while the GMAB is in effect.

•
At the end of the 20-year benefit period (beginning of Contract Year 21), we will determine the GMAB Credit. Since a subsequent Purchase Payment is made after the first Contract Year, the GMAB Credit is calculated as the result of A minus B below:

◦
A is the GMAB Amount at the end of the benefit period ($184,800 in this example)

◦
B is the Contract Value at the end of the benefit period ($110,000 in this example) multiplied by the following percentage:

•
Your total Purchase Payments made in the first Contract Year ($120,000 in this example) multiplied by 165%; divided by

•
Your total Purchase Payments made in the first Contract Year ($120,000 in this example) multiplied by 165% plus any Purchase Payments made after the first Contract Year ($30,000 in this example).

      So the GMAB Credit is:
      $184,800 – $110,000 × (($120,000 × 1.65)/($120,000 × 1.65 + $30,000)) = $89,274
      If B is greater than A, you will not receive a GMAB Credit.
•
The GMAB Credit is then added to the Contract Value which is now $110,000 + $89,247 = $199,274. The GMAB now terminates.

Appendix G
State Variations of Certain Contract Features
The following chart describes the material variation of certain features and/or benefits of the Contract in states where the Contract has been approved as of the date of the prospectus.
State	Feature	Variation
California	Free Look Period (p.1)
For ages 59 and younger, Contract must be returned within 10 days of receipt; or within 30 days if Contract is issued in replacement of another annuity contract or life insurance policy. Upon its return, Company will refund, within seven (7) calendar days, the Contract Value, plus any fees or charges deducted from Purchase Payments, all determined at the Close of Business on the Business Day Company receives Contract at Service Center.

	Change of Owners (p.1)	Prohibits Company pre-approval requirement for change of owner.
	Allocation of Purchase Payments (p.1)	Prohibits forced allocation of Purchase Payments to Money Market Sub-Account for Free Look Period.
	Withdrawal, Annuity Guidelines, Partial Annuitization (p.2)	Waives Contingent Deferred Sales Charge (“CDSC”) for transfer of Contract Value to Annuity Option.
	Terminal Illness Withdrawal Benefit Rider (p.2)	Not Available
	Nursing Home and Hospital Withdrawal Benefit Rider (p.4)	Not Available
Connecticut	Replacement Free Look Period (p.4)	None
	Nursing Home and Hospital Withdrawal Benefit Rider (p.4)	Not Available
	Terminal Illness Withdrawal Benefit Rider (p.4)	Not Available
Delaware	Replacement Free Look Period (p.4)	None
	Withdrawal Provisions, Annuity Provisions (p.4)	Waives CDSC for transfer of Contract Value to Annuity Option.
District of Columbia	Replacement Free Look Period (p.5)	None
	Withdrawal Provisions, Annuity Provisions (p.5)	Waives CDSC for transfer of Contract Value to Annuity Option.

State	Feature	Variation
Florida	Free Look Period (p.5)	Requires 21-day free look period for both new business and replacements.
	Owner and Assignment Provisions (p.5)	Limits Company’s right to refuse change of ownership or assignment.
	CDSC Waiver, Withdrawal Provisions, Annuity Provisions (pp.5,6)	Waives CDSC for transfer of Contract Value to Annuity Option.
	Maximum Total Purchase Payments (p.6)	Prohibits aggregating multiple contracts to determine cumulative purchase payment limit.
	DCA Fixed Account (p.6)	Prohibits reservation of right to restrict allocation of Purchase Payments to DCA Fixed Account.
	Transfers During Accumulation Period (p.6)	Prohibits reservation of right to suspend or modify Contract Owner ability to make transfers.
New York	Dollar Cost Averaging Rider (p.7)	Not Available
	DIR Fixed Account Rider (p.7)	Not Available
	Right to Examine Contract (p.7)	Contract must be returned within 10 days of receipt or within 60 days if Contract is issued in replacement of another annuity contract or life insurance policy.
	Contingent Deferred Sales Charge (p.7)	Waives CDSC for transfer of Contract Value to Annuity Option.
	Change of Owner (p.7)	Prohibits Company right to refuse change of owner.
	Collateral Assignment of Contract (p.7)	Prohibits Company right to refuse assignments.
	Death Benefit Payout Options During the Accumulation Phase (p.8)	Added lump sum payment as default option for payment of death benefit.
	Contract Termination (p.8)	Requires payment of Contract Value upon termination of Contract by Company.
	Betterment of Rates (p.9)	Requires amount of annuity benefits not be less than what would be provided by single immediate annuity contract offered by the Company to same class of annuitants. Amount applied to an Annuity Option on the Annuity Date must equal to the greater of the Contract Withdrawal Value or ninety-five percent of what the Contract Withdrawal Value would have been if there was no Surrender Charge.
	Commuted Value Determination (p.9)	Adds commutation feature for period certain Annuity Options.
	Deferral of Commutation (p.10)	Adds right to defer processing request for commutation up to six months.
North Dakota	Free Look Period (p.11)	Contract must be returned within 20 days of receipt, including where Contract is issued as a replacement.
	Withdrawal Provisions, Annuity Provisions (p.11)	Waives CDSC for transfer of Contract Value to Annuity Option.
South Dakota	Withdrawal Provisions, Annuity Provisions (p.11)	Waives CDSC for transfer of Contract Value to Annuity Option.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
1295 State Street
Springfield, Massachusetts 01111-0111
STATEMENT OF ADDITIONAL INFORMATION
MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
MASSMUTUAL TRANSITIONS SELECTSM II VARIABLE ANNUITY
An individual flexible premium deferred variable annuity
[May 1, 2021]
This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated [May 1, 2021] for the individual flexible premium deferred variable annuity contracts (Contracts) that are referred to herein.
For a copy of the prospectus call (866) 645-2362 or write to: MassMutual, P.O. Box 758511, Topeka, Kansas 66675-8550.
1

SERVICES
MassMutual has entered into an administrative services agreement with SE2, LLC (SE2), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 will provide the primary services required for the service and administration of the Contract. These services include, but are not limited to: document management services, new business processing, fund transfer, withdrawal, and death benefit processing as well as customer service call handling for all calls from both registered representatives and Owners.
During the last three years, SE2 was paid the amounts shown below for providing these administrative services for the Separate Account.
2020	2019	2018
	$$472,270	$
DISTRIBUTION
The Contract is sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the Contracts sold by its registered representatives, and MSD serves as principal underwriter of the Contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).
During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the Contracts described in the prospectus.
Year	MMLIS	MSD
2020	$	$
2019	$996,293	$0
2018	$1,084,691	$100
Commissions for sales of the Contract by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to MMLIS registered representatives. Commissions for sales of the Contract by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.
During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.
Year	MMLIS	MSD
2020	$	$
2019	$9,964,538	$0
2018	$11,769,194	$4,875
The offering is on a continuous basis.
FIXED ANNUITY PAYOUT RATES
The assumptions for determining the Fixed Annuity Payout Rates are:
(1)
The 2012 Individual Annuity Mortality (IAM) mortality table, projected to the year 2052 with 100% of Projection Scale G2 for both males and females, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 30%/70% male/female weighting.

(2)
Age will be determined based on each Annuitant’s birthday nearest the applicable Annuity Date with a five-year Age setback applied in all instances. For example, age 65 is considered the period of time between age 64 years, 6 months and one day and age 65 years and 6 months. Once the Age has been determined, the setback would then be applied (e.g. Age 65 will be considered Age 60).

(3)
An effective annual interest rate of 0.10% (0.05% for Contracts issued in New York).

If the single premium immediate annuity rates we offer to the same class of Annuitants and designate for this purpose on the Annuity Date are higher than the Fixed Annuity Payout Rates for the Contract, the higher rates will be used.
2

PAYMENT OF DEATH BENEFIT
MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:
(1)
a certified death certificate;

(2)
a certified decree of a court of competent jurisdiction as to the finding of death; or

(3)
any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.
The Beneficiary designation in effect on the date we issue the Contract will remain in effect until changed. Unless you provide otherwise, the death benefit will be paid in equal shares to the Beneficiary(ies) as follows:
(1)
to the primary Beneficiary(ies) who survive your death and/or the Annuitant’s death, as applicable; or

(2)
if there is no primary Beneficiary who survives your death and/or any Annuitant’s death, as applicable, to the contingent Beneficiary(ies) who survive the Owner’s and/or the Annuitant’s death, as applicable; or

(3)
if there is no primary or contingent Beneficiary who survives your death, and/or any Annuitant’s death, as applicable, to you or your estate.

You may name an irrevocable Beneficiary(ies). In that case, a change of Beneficiary requires the consent of any irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Owner retains all other contractual rights.
See the “Death Benefit” section in the prospectus for more information on death benefits.
EXPERTS
[To be filed by amendment]
3

PART C

OTHER INFORMATION

Item 27.	Exhibits

Exhibit (a)	Resolution of Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account — Incorporated by reference to Initial Registration Statement File No. 333-45039 filed January 28, 1998

Exhibit (b)	Not Applicable.

Exhibit (c)	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

	ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	iii.	Template for Insurance Product Distribution Agreement (version 9/2014) MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (d)	i.	Template Individual Variable Deferred Annuity Contract with Flexible Purchase Payments — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015

	ii.	Template Contract Schedule(s) — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015

	iii.	Fixed Account for Dollar Cost Averaging Rider — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015

	iv.	Return of Purchase Payment Death Benefit Rider — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

	v.	Nursing Home and Hospital Withdrawal Benefit Rider — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015

	vi.	Terminal Illness Withdrawal Benefit Rider — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015

	vii.	Guaranteed Minimum Accumulation Benefit Rider (12 Year Benefit) — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015

	viii.	Guaranteed Minimum Accumulation Benefit Rider (20 Year Benefit) — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015

ix.	Unisex Rider — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

x.	Qualified Plan Rider — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

xi.	Individual Retirement Annuity Rider — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

xii.	Roth Individual Retirement Annuity Rider — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

xiii.	SIMPLE IRA Rider — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

Exhibit (e)	Individual Variable Deferred Annuity Contract Application — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015

Exhibit (f)	i.	Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (g)	Not Applicable.

Exhibit (h)	i.	Fund Participation Agreements

		a.	AIM Funds (Invesco Funds)

			1.	Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, AIM Distributors, Inc., and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

				•	Amendment No. 1 effective as of July 1, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

				•	Amendment Nos. 2 and 3 effective April 30, 2010 and May 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

			2.	Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

				•	Amendment No. 1 to Financial Support Agreement — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-229670 filed July 2, 2020

			3.	Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

		b.	Fidelity Funds

			1.	Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Pre-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

				•	First Amendment dated May 22, 2017 to the Amended and Restated Participation Agreement dated May 22, 2017 — Incorporated by reference to Pre-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

				•	Amendment dated January 21, 2019 to Schedule A of the Amended and Restated Participation Agreement dated May 22, 2017 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed April 25, 2019

			2.	Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

			3.	Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC) — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

				•	First Amendment dated October 1, 2008 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

				•	Second Amendment dated May 22, 2017 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

			4.	Service Agreement dated October 1, 1999 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

				•	Amendment dated May 22, 2017 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

				•	Second Amendment dated December 13, 2017 — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018

		c.	Ivy Funds

			1.	Participation Agreement dated as of October 25, 2012 (Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

				•	First Amendment dated January 18, 2013 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

				•	Second Amendment dated June 12, 2015 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-203063 filed June 18, 2015

				•	Third Amendment dated February 18, 2016 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-202684 filed April 26, 2017

				•	Fourth Amendment dated October 1, 2016 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-202684 filed April 26, 2017

				•	Fifth Amendment dated March 1, 2017 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-202684 filed April 26, 2017

d.	MML Funds

	1.	Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

	2.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

		•	First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

		•	Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

		•	Third Amendment dated April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

		•	Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

		•	Fifth Amendment dated August 28, 2012 — Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

		•	Sixth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

		•	Seventh Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

		•	Eighth Amendment dated February 1, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

e.	MML II Funds

	1.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

		•	First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

		•	Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

		•	Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

		•	Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

		•	Fifth Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

		•	Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333- 122804 filed March 1, 2013

		•	Eighth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

		•	Ninth Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

		•	Tenth Amendment dated February 1, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

	ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)

		a.	AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

• Amendment No. 1 — Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

		b.	Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		c.	Ivy Funds Variable Insurance Portfolios Amended and Restated Agreement dated November 13, 2012 (Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

		d.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		e.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

Exhibit (i)	Administrative Services

		a.	SE2, LLC

• First Amended and Restated Master Services Agreement effective May 28, 2013 by and between Massachusetts Mutual Life Insurance Company and SE2, LLC — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-203063 filed June 18, 2015

Exhibit (j)	Not Applicable.

Exhibit (k)	Opinion and Consent of Counsel **

Exhibit (l)	i.	Auditor Consents:

		•	Separate Account Financial Statements **
		•	Company Financial Statements **

	ii.	Powers of Attorney for:

		•	Roger W. Crandall
		•	Karen H. Bechtel
		•	Mark T. Bertolini
		•	Kathleen A. Corbet
		•	James H. DeGraffenreidt, Jr.
		•	Isabel D. Goren
		•	Shelley B Leibowitz
		•	Jeffrey H. Leiden
		•	Sean Newth
		•	Laura J. Sen
		•	William T. Spitz
		•	H. Todd Stitzer
		•	Elizabeth A. Ward

— Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

	iii.	Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 — Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (m)	Not Applicable.

Exhibit (n)	Not Applicable.

Exhibit (o)	i.	Form of Initial Summary Prospectus*

* Filed herewith

** To be filed by amendment

Item 28.	Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman	Kathleen A. Corbet, Director	Karen Bechtel, Director
1295 State Street B101	49 Cross Ridge Road	100 South Point Drive, Apt 3604
Springfield, MA 01111	New Canaan, CT 06840	Miami, FL 33139

Mark T. Bertolini, Director	James H. DeGraffenreidt, Jr., Director	Isabella D. Goren, Director
2472 Broadway #216	1340 Smith Avenue	8030 Acoma Lane
New York, NY 10025	Suite 200	Dallas, TX 75252
Baltimore, MD 21209
Jeffrey M. Leiden, Director		William T. Spitz, Director
3 Commonwealth Avenue #2	Laura J. Sen, Director	16 Wynstone
Boston, MA 02116	95 Pembroke Street, Unit 1	Nashville, TN 37215
Boston, MA 02118
H. Todd Stitzer, Lead Director
1312 Casey Key Road	Shelley B. Leibowitz, Director
Nokomis, FL 34275	546 Haviland Road
Stamford, CT 06903

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer	M. Timothy Corbett, Chief Investment Officer
1295 State Street B101	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Todd G. Picken, Treasurer	Pia Flanagan, Chief of Staff to the CEO
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Michael J. O’Connor, General Counsel	Susan Cicco, Head of Human Resources & Strategic Communications
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Elizabeth A. Ward, Chief Financial Officer and Chief Actuary	Gareth F. Ross, Head of Digital and Customer Experience
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Michael Fanning, Head of MassMutual U.S.	Geoffrey Craddock, Chief Risk Officer
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Sean Newth, Corporate Controller	Akintokunbo Akinbajo, Corporate Secretary
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

As of 10-31-20

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation.

2.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company.

3.	CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company (MassMutual – 99% and MassMutual Holding LLC – 1%).

C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company.

a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company.

b.	MMLISI Financial Alliances, LLC (June 27, 2001), a Delaware limited liability company.

2.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation.

3.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

4.	LifeScore Labs, LLC (previously, Society of Grownups, LLC) (April 15, 2014), a Massachusetts limited liability company.

5.	MassMutual Ventures Holding LLC (March 26, 2018), a Delaware limited liability company.

a.	MassMutual Ventures US I LLC (formerly, MassMutual Ventures LLC) (June 10, 2014), a Delaware limited liability company.

b.	MassMutual Ventures US II LLC (April 17, 2018), a Delaware limited liability company.

c.	MassMutual Ventures US III LLC (May 21, 2020), a Delaware limited liability company.

d.	MassMutual Ventures UK LLC (July 12, 2018), a Delaware limited liability company.

e.	MassMutual Ventures Southeast Asia I LLC (September 25, 2018), a Delaware company.

f.	MassMutual Ventures Southeast Asia II LLC (December 12, 2019), a Delaware limited liability company.

g.	Athens Fund Management LLC (August 20, 2020), a Delaware limited liability company.

h.	Open Alternatives LLC (August 20, 2020), a Delaware limited liability company.

i.	MassMutual Ventures Management LLC (April 4, 2018), a Delaware limited liability company.

1.)	MassMutual Ventures SEA Management Private Limited (June 20, 2018), a Singapore company.

6.	Haven Life Insurance Agency, LLC (March 17, 2014), a Delaware limited liability company.

7.	MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company.

8.	Fern Street LLC (April 11, 2013), a Delaware limited liability company.

9.	Sleeper Street LLC (October 4, 2019), a Delaware limited liability company.

10.	MM Asset Management Holding LLC, a Delaware limited liability company.

a.	Barings LLC (July 5, 1940), a Delaware limited liability company.

1.)	Barings Securities LLC (July 1, 1994), a Delaware limited liability company.

2.)	Barings Guernsey Limited (February 20, 2001), a company organized under the laws of Guernsey.

a.)	Barings (U.K.) Limited (January 4, 1995), a company organized under the laws of England and Wales.

b.)	Barings Europe Limited (June 5, 2017), a company organized under the laws of England and Wales.

i.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales.

aa.	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales.

bb.	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales.

cc.	Baring Pension Trustees Limited (November 26, 2004), a company organized under the laws of England and Wales.

dd.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales.

ee.	Barings Global Advisers Limited (May 5, 2011), a company organized under the laws of England and Wales.

ff.	Barings European Core Property Fund GP Sàrl (October 29, 2015), a special-purpose company organized in Luxembourg.

gg.	Barings BME GP Sàrl (July 31, 2020), a company organized under the laws of England and Wales.

hh.	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales.

i.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales.

aaa.)	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany.

bbb.)	Baring Asset Management Switzerland Sàrl (December 18, 2013), a company established under the laws of Switzerland.

ccc.)	Baring France SAS Baring France SAS (July 24, 1997), a company incorporated under the laws of France.

ddd.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland.

ii.	Barings Real Estate UK Holdings Limited (November 13, 2009), a company incorporated under the laws of England and Wales.

aa.	Barings Real Estate Advisers (Continental Europe) Limited (April 23, 2004), a special purpose holding company.

bb.	Barings Real Estate Advisers Europe LLP (June 2, 2006), a London-based company. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.

cc.	Barings Real Estate Advisers Europe Finance LLP (May 6, 2004), a London-based company. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.)

dd.	Barings Real Estate GmbH (January 8, 2014), a German limited liability company.

ee.	BREAE AIFM LLP (April 22, 2015), a UK limited liability partnership. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe Limited).

iii.	Barings Italy S.r.l. (July 23, 2019), a company incorporated under the laws of Italy.

iv.	Barings Sweden AB (July 16, 2019), a company incorporated under the laws of Sweden.

v.	Barings Finland Oy (August 7, 2019), a company incorporated under the laws of Finland.

vi.	Barings Asset Management Spain SL (October 13, 2019), a company incorporated under the laws of Spain.

vii.	Barings Netherlands B.V. (December 5, 2019), a company incorporated under the laws of the Netherlands.

3.)	Barings Real Estate Advisers, Inc. (May 11, 2004), a Delaware corporation.

4.)	Barings Multifamily Capital Holdings LLC (August 7, 2013), a Delaware limited liability company, the parent and holding company of Barings Multifamily Capital LLC.

a.)	Barings Multifamily Capital LLC (August 30, 1999), a Michigan limited liability company.

i.	Barings Multifamily Capital Corporation (October 19, 2015), a Delaware corporation.

5.)	Barings Finance LLC (December 12, 2012), a Delaware limited liability company.

a.)	BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland.

b.)	BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware.

c.)	BCF Senior Funding I Designated Activity Company (January 20, 2016), a company formed in the Republic of Ireland.

6.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), a company organized in Hong Kong.

a.)	Barings Japan Limited (January 13, 1986), a company organized in Japan that is registered as a Financial Business Operator (Registration No. 396-KLFB) for Type II Financial Instruments Business, Investment Advisory and Agency Business, and Investment Management Business with the Financial Services Agency in Japan under the Financial Instruments and Exchange Act (Act No. 25 of 1948).

b.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda.

c.)	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

d.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong.

i.	Baring Asset Management Korea Limited, a regulated Korean company.

ii.	Barings Investment Management (Shanghai) Limited (August 3, 2018), a company established under Chinese law.

1.	Barings Overseas Investment Fund Management (Shanghai) Limited (August 22, 2018).

e.)	Barings Australia Holding Company Pty Ltd (October 12, 2009).

i.	Barings Australia Pty Ltd (October 16, 2009).

D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability company.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company.

G.	MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company.

I.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) (owned 99.61% by MassMutual and 0.39% by C.M. Life Insurance Company).

1.	MMAF Equipment Finance LLC 2013-A (July 19, 2013), a Delaware limited liability company.

2.	MMAF Equipment Finance LLC 2014-A (May 7, 2014), a Delaware limited liability company.

3.	MMAF Equipment Finance LLC 2015-A (April 22, 2015), a Delaware limited liability company.

4.	MMAF Equipment Finance LLC 2016-A (March 24, 2016), a Delaware limited liability company.

5.	MMAF Equipment Finance LLC 2017-A (April 11, 2017), a Delaware limited liability company.

6.	MMAF Equipment Finance LLC 2017-B (October 30, 2017), a Delaware limited liability company.

7.	MMAF Equipment Finance LLC 2018-A (April 24, 2018), a Delaware limited liability company.

8.	MMAF Equipment Finance LLC 2019-A (February 20, 2019), a Delaware limited liability company.

9.	MMAF Equipment Finance LLC 2019-b (August 23, 2019), a Delaware limited liability company.

10.	Rozier LLC (December 26, 2018), a Delaware limited liability company.

J.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company. MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest.

K.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company.

L.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company.

M.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company.

N.	Jefferies Finance LLC (July 26, 2004), a Delaware limited liability company. (MassMutual holds 50% voting ownership interest and Jefferies Group, LLC holds 50% voting ownership interest.)

1.	Apex Credit Partners LLC (October 20, 2014), a Delaware limited liability company.

2.	JFIN Asset Management LLC (February 1, 2016), a Delaware limited liability company.

a.	JFAM GP LLC (April 13, 2017), a Delaware limited liability company. JFIN Asset Management LLC is the managing member.

1.)	JFAM GP LP (April 13, 2017), a Delaware partnership. JFAM GP LLC is the general partner, and JFIN Asset Management LLC is the limited partner.

a.)	Jefferies Direct Lending Fund C LP (November 25, 2019), a Delaware partnership. JFAM GP LP is the general partner, and Jefferies Finance LLC is the limited partner.

i.	Jefferies DLF C Holdings LLC (February 11, 2020), a Delaware limited liability company.

aa.	Jefferies Direct Lending Fund C SPE LLC (February 11, 2020), a Delaware limited liability company.

3.	JFIN Co-Issuer Corporation (March 13, 2013), a Delaware corporation.

4.	JFIN Fund III LLC (October 14, 2011), a Delaware limited liability company.

5.	JFIN High Yield Investments LLC (December 16, 2015), a Delaware limited liability company.

6.	JFIN LC Fund LLC (February 1, 2016), a Delaware limited liability company.

7.	JFIN Revolver CLO Holdings LLC (October 28, 2013) a Delaware limited liability company.

8.	JFIN Europe GP, S.à.r.l. (December 18, 2015), a Luxembourg private limited liability company.

a.	Jefferies Finance Europe, SCSp (March 10, 2016), a Luxembourg special limited partnership.

9.	Jefferies Finance Business Credit LLC (August 7, 2013), a Delaware limited liability company.

a.	JFIN Business Credit Fund I LLC (August 7, 2013), a Delaware limited liability company.

b.	Jefferies Finance Europe, S.L.P. (July 20, 2020), a limited partnership governed by articles L.214-162-1 et seq. of the French Monetary and Financial Code.

10.	JFIN Revolver Holdings LLC (January 23, 2018), a Delaware limited liability company.

11.	JFIN Revolver Holdings II LLC (May 11, 2018), a Delaware limited liability company.

12.	JFIN GP Adviser LLC (May 11, 2018), a Delaware limited liability company.

13.	Jefferies Private Credit BDC Inc. (January 14, 2020), a Maryland corporation owned by Jefferies Finance LLC.

14.	Jefferies Credit Partners LLC (June 8, 2020), a Delaware limited liability company.

a.	Jefferies Private Credit GP LLC (January 9, 2020), a Delaware limited liability company formed as the general partner of Jefferies Private Credit Fund LP.

1.)	Jefferies Private Credit Fund LP (January 9, 2020), a Delaware partnership managed by Jefferies Credit Management LLC.

b.	Jefferies Credit Management LLC (January 9, 2020), a Delaware limited liability company.

15.	JFIN Revolver Holdings III LLC (March 25, 2020), a Delaware limited liability company.

a.	JFIN Revolver SPE III (March 25, 2020), a Delaware limited liability company.

16.	JFIN Fund VI LLC (March 30, 2020), a Delaware limited liability company.

O.	Berkshire Way LLC (June 14, 2012), a Delaware limited liability company.

P.	MassMutual Retirement Services, LLC (December 5, 2007), a Delaware limited liability company.

Q.	MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company.

R.	MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company.

S.	Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company.

T.	MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company.

U.	Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company. MassMutual’s ownership is 37% and 63% is held by MassMutual Trad Private Equity LLC.

1.	Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company.

a.	Lyme Adirondack Timber Sales, LLC (December 16, 2016), a Delaware company. (Note: Lyme Adirondack Timber Sales, Inc. merged with and into this company effective December 31, 2016.)

b.	Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company.

c.	Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company.

V.	MML Management Corporation (October 14, 1968), a Massachusetts corporation.

1.	MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.

2.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

W.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company.

1.	MassMutual Solutions LLC (June 20, 2019), a Delaware limited liability company.

a.	HarborTech (Asia) Limited (July 9, 2019), a Hong Kong technology company.

X.	Insurance Road LLC (May 3, 2017), a Delaware limited liability company.

1.	MassMutual Intellectual Property LLC (May 3, 2017), a Delaware limited liability company.

2.	MassMutual Trad Private Equity LLC (May 3, 2017), a Delaware limited liability company.

a.	MassMutual Private Equity Funds LLC (August 20, 2020), a Delaware limited liability company.

3.	Trad Investments I LLC (September 11, 2018), a Delaware limited liability company.

Y.	MassMutual Mortgage Lending LLC (October 30, 2017), a Delaware limited liability company.

Z.	MM Copper Hill Road LLC (October 5, 2017), a Delaware limited liability company.

AA.	EM Opportunities LLC (January 16, 2018), a Delaware limited liability company.

BB.	MassMutual MCAM Insurance Company, Inc. (March 18, 2018), a Vermont captive insurance company.

CC.	MassMutual Global Business Services India LLP (December 23, 2019), a limited partnership domiciled in the Republic of India.

DD.	CML Global Capabilities (December 2, 2019), a Delaware limited liability company.

EE.	MM Global Capabilities I LLC (December 2, 2019), a Delaware limited liability company.

FF.	MM Global Capabilities II LLC (December 2, 2019), a Delaware limited liability company.

1.	MM Global Capabilities (Netherlands) B.V. (February 28, 2020), a company domiciled in the Netherlands (MM Global Capabilities I LLC and MM Global Capabilities II LLC are the partners of this company).

a.	MassMutual Global Business Services Romania S.R.L. (March 31, 2020), a company domiciled in Romania.

GG.	MM Global Capabilities III LLC (December 3, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

HH.	Barings Ascend LLC (April 28, 2020), a Delaware limited liability company.

II.	MM Investment Holding (September 21, 2020), a Cayman Islands company.

The following companies are not considered subsidiary companies of Massachusetts Mutual Life Insurance Company (“MassMutual”) however MassMutual or its subsidiaries hold at least 20% ownership of the voting rights or capital of the companies below.

CRANE VENTURE PARTNERS LLP

United Kingdom – No number available.

MassMutual Ventures Holding LLC’s interest is 33%

HANOVER/BABSON EQUITY INVESTORS MANAGER, LLC

Delaware, U.S.A. – 3858025

Incorporated on September 22, 2004, a Delaware limited liability company that is the managing member of Hanover Babson Equity Investors LLC. Barings LLC holds 50% of the ownership interest in this company.

KAMAKURA LP

A Cayman Islands exempted limited partnership, incorporated on February 26, 2010.  Nippon Wealth Life Insurance Company owns 100% of the limited partnership assets.

MASSMUTUAL ASIA LIMITED (SPV)

Hong Kong – No number available

This entity’s sole purpose is to hold intellectual property rights in the name MassMutual Asia following the sale of MassMutual Asia Limited. MassMutual International LLC’s ownership interest is 100%.

MML SERIES INVESTMENT FUND

Massachusetts, U.S.A. – T00009268

A Massachusetts business trust.

MML SERIES INVESTMENT FUND II

Massachusetts, U.S.A. – 000888280

A Massachusetts business trust.

MASSMUTUAL PREMIER FUNDS

Massachusetts, U.S.A. – T00472343

A Massachusetts business trust.

MASSMUTUAL SELECT FUNDS

Massachusetts, U.S.A. – T00431735

A Massachusetts business trust.

ROTHESAY HOLDCO UK LIMITED

United Kingdom – No number available.

MM Rothesay Holdco LLC’s interest is 28.84%.

YUNFENG FINANCIAL GROUP LIMITED

Hong Kong – No number available.

MassMutual International LLC’s ownership interest is 24.9%.

The following are investment-related special purpose entities of Barings LLC (“Barings”). All are 100% owned unless otherwise specified.

ALAND ROYALTY GP, LLC

Delaware – 6887128

ALASKA FUTURE FUND GP, LLC

Delaware – 7621080

BAI FUNDS SLP, LLC

Delaware – 7056431

BAI GP, LLC

Delaware – 6972999

BARING INVESTMENT SERIES LLC

Delaware, U.S.A. – 4057176

BARINGS ABIF SLP, LLC

Delaware, U.S.A. – 6436810

BARINGS ASSET-BASED INCOME FUND (US) GP, LLC

Delaware, U.S.A. – 6399905

BARINGS CAPITAL INVESTMENT LLC

Maryland, U.S.A. – W20310512

BARINGS CLO INVESTMENT PARTNERS GP, LLC

Delaware, U.S.A. – 5895167

BARINGS CORE PROPERTY FUND GP LLC

Delaware, U.S.A. – 4219093

BARINGS DIRECT LENDING GP LTD.

Cayman Islands – WC-331849

BARINGS EMERGING GENERATION FUND GP, LLC

Delaware, U.S.A. – 7715719

BARINGS GLOBAL ENERGY INFRASTRUCTURE ADVISERS LLC

Delaware, U.S.A. – 6187863

BARINGS GLOBAL INVESTMENT FUNDS (U.S.) MANAGEMENT, LLC

Delaware, U.S.A. – 4864959

BARINGS GLOBAL LOAN FEEDER MANAGEMENT LLC

Delaware, U.S.A. – 5909432

BARINGS GLOBAL REAL ASSETS FUND GP, LLC

Delaware, U.S.A. – 6662271

BARINGS GPSF

Delaware, U.S.A. – 3022744

251 Little Falls Drive

Wilmington, DE 19808

BARINGS/LAZ PARKING FUND GP LLC

Delaware, U.S.A. – 5516617

BARINGS NORTH AMERICAN PRIVATE LOAN FUND MANAGEMENT, LLC

Delaware, U.S.A. – 6131639

BARINGS NORTH AMERICAN PRIVATE LOAN FUND II MANAGEMENT, LLC

Delaware, U.S.A. – 7868270

BARINGS SMALL BUSINESS FUND LLC

Delaware, U.S.A. – 7875829

BENTON STREET ADVISORS, INC.

Cayman Islands – MC-186805

BRECS VII GP LLC

Delaware, U.S.A. – 61147

CCM FUND I REIT MANAGER

Delaware, U.S.A. – 4780909

CHY VENTURE GP LLC

Delaware, U.S.A. – 5411451

CREF X GP LLC

Delaware, U.S.A. – 5516583

GREAT LAKES III GP, LLC

Delaware, U.S.A. – 5254174

LAKE JACKSON LLC

Delaware, U.S.A. – 6339374

LOAN STRATEGIES MANAGEMENT LLC

Delaware, U.S.A. – 3917386

MEZZCO AUSTRALIA II

Delaware, U.S.A. – 5346304

MEZZCO III LLC (99.3% owned by Barings LLC)

Delaware, U.S.A. – 4557758

MEZZCO IV LLC

Delaware, U.S.A. – No number available

RECSA-NY GP LLC

Delaware, U.S.A. – 6101306

SBNP SIA II LLC

Delaware, U.S.A. – 5833355

SBNP SIA III LLC

Delaware, U.S.A. – 7777304

SOMERSET SPECIAL OPPORTUNITIES MANAGEMENT LLC

Delaware, U.S.A. – 4332016

The following are investment-related special purpose entities of MassMutual Asset Finance LLC. All are 100% owned, Delaware limited liability companies that hold a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

MMAF EQUIPMENT FINANCE LLC 2013-A

Delaware, U.S.A. – 5370438

MMAF EQUIPMENT FINANCE LLC 2014-A

Delaware, U.S.A. – 5529636

MMAF EQUIPMENT FINANCE LLC 2015-A

Delaware, U.S.A. – 5728397

MMAF EQUIPMENT FINANCE LLC 2016-A

Delaware, U.S.A. – 5997468

MMAF EQUIPMENT FINANCE LLC 2017-A

Delaware, U.S.A. – 6376507

MMAF EQUIPMENT FINANCE LLC 2017-B

Delaware, U.S.A. – 6597543

MMAF EQUIPMENT FINANCE LLC 2018-A

Delaware, U.S.A. – 6858051

MMAF EQUIPMENT FINANCE LLC 2019-A

Delaware, U.S.A. – 7290442

MMAF EQUIPMENT FINANCE LLC 2019-B

Delaware, U.S.A. – 7574275

ROZIER LLC

Delaware, U.S.A. – 7211334

The following are portfolio companies in which MassMutual, together with its subsidiaries, own at least 20%. The ownership percentage is indicated.

ALAND ROYALTY HOLDINGS LP

A Delaware limited liability company formed on May 15, 2018. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 26.69%.

CHASSIS ACQUISITION HOLDING LLC

A Delaware limited liability company formed on April 14, 2016. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 30%.

CRA AIRCRAFT HOLDING LLC

A Delaware limited liability company formed on October 25, 2016. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 40%.

EIP HOLDINGS I, LLC (formerly, Solar Acquisition Holding I LLC)

A Delaware limited liability company formed on October 9, 2015. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 28.96%.

RED LAKE VENTURES, LLC

A Delaware limited liability company formed on April 21, 2014. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 31.52%.

REMINGTON L&W HOLDINGS LLC

A Delaware limited liability company formed on September 30, 2016. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 66.3%

US PHARMACEUTICAL HOLDINGS I, LLC

A Delaware limited liability company formed on June 25, 2012. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 32.61%.

U.S. PHARMACEUTICAL HOLDINGS II, LLC

A Delaware limited liability company formed July 24 2015. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 42.38%.

VALIDUS PHARMACEUTICALS LLC

A Delaware limited liability company formed on April 19, 2007. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 70.00%.

VGS ACQUISITION HOLDING, LLC

A Delaware limited liability company formed on July 24, 2015. Barings LLC is the manager of this entity and MassMutual Holding LLC’s investment ownership is 33.33%.

MassMutual has a 50% voting ownership interest in Jefferies Finance LLC (“Jefferies”). The following are collateralized loan obligations vehicles of Jefferies.

APEX CREDIT CLO 2015-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Jefferies owning 33% of the subordinated notes of the CLO and Apex Credit Partners LLC owning 53% of the subordinated notes of the CLO.

APEX CREDIT CLO 2016 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Apex Credit Partners LLC owning 60% of the subordinated notes of the CLO.

APEX CREDIT CLO 2017 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Apex Credit Partners LLC owning 67% of the subordinated notes of the CLO.

APEX CREDIT CLO 2017-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Apex Credit Partners LLC owning 100% of the subordinated notes of the CLO.

APEX CREDIT CLO 2019-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Apex Credit Partners LLC owning 74% of the subordinated notes of the CLO.

APEX CREDIT CLO 2020

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. The CLO is managed by Apex Credit Partners LLC, with Apex Credit Partners LLC owning 100% of the subordinated notes of the CLO.

JFIN CLO 2012 LTD.

A Cayman Islands collateralized loan obligation vehicle senior secured term loans.  Jefferies owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2013 LTD.

A Cayman Islands collateralized loan obligation vehicle senior secured term loans.  Jefferies owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2014 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  Jefferies owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2014-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  Jefferies owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2015 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Jefferies owning 44% of the subordinated notes of the CLO and Apex Credit Partners LLC owning 56% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2015 LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans.  Jefferies is the investment adviser and owns 100% of the subordinated notes of the CLO either directly or through its ownership of JFIN Revolver CLO Holdings LLC.

JFIN REVOLER CLO 2017-II Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  The CLO is managed by Jefferies Finance LLC, with Jefferies Finance LLC owning 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2017 Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  The CLO is managed by Jefferies Finance LLC, with Jefferies Finance LLC owning 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2019 LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans.  Jefferies is the investment adviser and owns 100% of the subordinated notes of the CLO either directly or through its ownership of JFIN Revolver CLO Holdings LLC.

JFIN REVOLVER CLO 2019-II LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans.  Jefferies is the investment adviser and owns 100% of the subordinated notes of the CLO either directly or through its ownership of JFIN Revolver CLO Holdings LLC.

JFIN REVOLVER CLO 2020 LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans.  Jefferies is the investment adviser and owns 100% of the subordinated notes of the CLO either directly or through its ownership of JFIN Revolver CLO Holdings LLC.

JFIN REVOLVER FUND, L.P.

A Delaware limited partnership formed to hold investments in revolving credit loans originated by Jefferies Finance LLC. MassMutual ownership is 90.1%

JFIN REVOLVER 2017-III Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  The CLO is managed by Jefferies Finance LLC, with Jefferies Finance LLC owning 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2018 Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  The CLO is managed by Jefferies Finance LLC, with Jefferies Finance LLC owning 100% of the subordinated notes of the CLO.

The following are investment-related special purpose entities of Baring Asset Management Limited.

ALMACK MEZZANINE FUND II LIMITED

England – 06530854

A U.K. company that serves as a limited partner of certain Almack partnerships. This company is wholly owned by Baring Asset Management Limited.

ALMACK MEZZANINE GP III LIMITED

England – 07434273

A U.K. company that serves as the general partner of certain Almack partnerships. This company is wholly owned by Baring Asset Management Limited.

BARINGS CORE FUND FEEDER I GP S.À.R.L.

Luxembourg – No number available

This company is wholly owned by Baring Asset Management Limited.

BARINGS EUROPEAN DIRECT LENDING 1GP LLP

England & Wales – OC398370

A limited liability partnership organized under the laws of England and Wales.

(99.9% owned by Barings Global Advisors Limited and 0.1% owned by Barings Asset Management Limited.)

BARINGS GPC GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Global Credit Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

BARINGS INVESTMENT FUND (LUX) GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Investment Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

BARINGS UMBRELLA FUND (LUX) GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Investment Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

PREIF HOLDINGS LIMITED PARTNERSHIP

United Kingdom – No number available

This company is wholly owned by Baring Asset Management Limited.

The following is an investment-related special purpose entity of Baring Fund Managers Limited.

BCGSS 2 GP LLP

England & Wales – OC394864

This entity is 99.9% owned by Baring Fund Managers Limited and 0.1% owned by Barings Asset Management Limited.

II.	REGISTERED INVESTMENT COMPANY AFFILIATES:

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.
•	MML Series Investment Fund, a Massachusetts business trust that operates as a management investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.
•	MML Series Investment Fund II, a Massachusetts business trust that operates as a management investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.
•	MassMutual Select Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.
•	Barings Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.
•	Barings Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.
•	Barings Global Short Duration High Yield Fund, a Massachusetts business trust which operates as a closed-end investment company.
•	Barings Funds Trust, a Massachusetts business trust which operates as an open-end management investment company.
•	Barings BDC, Inc., formerly known as Triangle Capital Corporation, a Maryland corporation which operates as a business development company.
•	Barings Emerging Europe PLC.

Item 30.	Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 31.	Principal Underwriters

(a)	MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this Contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address

John Vaccaro	Chief Executive Officer and Chairman of the Board	*

Wendy Benson	Director & President	*

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Michael Fanning	Director	*

Elizabeth Ward	Director	*

William F. Monroe, Jr.	Vice President, Chief Products & Services Officer	*

Susan Scanlon	Chief Compliance Officer	*

James P. Puhala	Deputy Chief Compliance Officer	*

Thomas Bauer	Chief Technology Officer	*

David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd., Charlotte, NC 28277

Mary B. Wilkinson	Vice President	11215 North Community House Rd., Charlotte, NC 28277

Joseph Sparacio	Agency Field Force Supervisor	11215 North Community House Rd., Charlotte, NC 28277

David Holtzer	Field Risk Officer	11215 North Community House Rd., Charlotte, NC 28277

Robert S. Rosenthal	Chief Legal Officer, Vice President and Secretary	*

Edward K. Duch, Ill	Assistant Secretary	*

Amy Francella	Assistant Secretary	470 Atlantic Avenue Boston, MA 02110

Alyssa M. O’Connor	Assistant Secretary	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Colleen Girouard	Continuing Education Officer	*

Mario Morton	Assistant Vice President and Registration Manager	*

Anthony Frogameni	Assistant Vice President and Chief Privacy Officer	*

Kelly Pirotta	AML Compliance Officer	*

John Rogan	Regional Vice President	*

Nick DeLuca	Regional Vice President	11001 North Black Canyon Highway Phoenix, AZ 85209

David Cove	Regional Vice President	*

Jack Yvon	Regional Vice President	*

Sean Murphy	Regional Vice President	Los Angeles, California

Michelle Pedigo	Regional Vice President	*

*1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Eric Wietsma	Director, Chairman of the Board, Chief Executive Officer and President	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Elizabeth Ward	Director	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Robert S. Rosenthal	Chief Legal Officer, Secretary and Vice President	*

James P. Puhala	Vice President and Chief Compliance Officer	*

Kelly Pirrotta	AML Compliance Officer	*

Edward K. Duch, III	Assistant Secretary	*

Alyssa O’Connor	Assistant Secretary	*

Mario Morton	Registration Manager	*

Paul LaPiana	Vice President	*

Vincent Baggetta	Chief Risk Officer	*

* 1295 State Street, Springfield, MA 01111-0001

(c)	For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 32.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the administrator, SE2, LLC, at its place of business at 5801 SW 6th Avenue, Topeka, KS 66636-0001.

Item 33.	Management Services

For information about the management services provided by SE2, LLC, refer to the “Services” section of the Statement of Additional Information.

Item 34.	Fee Representation

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the MassMutual Transitions SelectSM II (“Transitions Select II”) contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the town of Ellington, and the State of Connecticut on this 14th day of December, 2020.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall
President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	December 14, 2020
Roger W. Crandall	(principal executive officer)

ELIZABETH A. WARD *	Chief Financial Officer	December 14, 2020
Elizabeth A. Ward	(principal financial officer)

SEAN NEWTH *	Corporate Controller	December 14, 2020
Sean Newth	(principal accounting officer)

MARK T. BERTOLINI *	Director	December 14, 2020
Mark T. Bertolini

KAREN H. BECHTEL *	Director	December 14, 2020
Karen H. Betchel

KATHLEEN A. CORBET *	Director	December 14, 2020
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	December 14, 2020
James H. DeGraffenreidt, Jr.

ISABELLA D. GOREN *	Director	December 14, 2020
Isabella D. Goren

SHELLEY B. LEIBOWITZ *	Director	December 14, 2020
Shelley B. Leibowitz

JEFFREY M. LEIDEN *	Director	December 14, 2020
Jeffrey M. Leiden

LAURA J. SEN *	Director	December 14, 2020
Laura J. Sen

WILLIAM T. SPITZ *	Director	December 14, 2020
William T. Spitz

H. TODD STITZER *	Director	December 14, 2020
H. Todd Stitzer

/s/ JOHN E. DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit

Item 27.	Exhibit (o)	i.	Form of Initial Summary Prospectus